Delaware U.S. Growth Fund
a series of Delaware Group Adviser Funds

Dear Shareholder:

I am writing to let you know that a virtual meeting (the “Meeting”) of shareholders of the Delaware U.S. Growth Fund (the “Target Fund”) has been scheduled for March 23, 2021 at 12:30 p.m., Eastern time. If you plan to attend the Meeting virtually, please follow the registration instructions as outlined in the enclosed Proxy Statement/Prospectus. The Meeting has been called to consider an important proposal affecting the Target Fund. The enclosed Proxy Statement/Prospectus describes a proposed reorganization (the “Reorganization”) of the Target Fund, which is a series of Delaware Group Adviser Funds, with and into the Jackson Square Large-Cap Growth Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds”), which is a series of Managed Portfolio Series.  Shareholders of the Target Fund will receive shares of the Acquiring Fund in a transaction that is intended to be a tax-free transaction under the Internal Revenue Code of 1986, as amended.

If approved by shareholders, the Reorganization will occur on or about April 16, 2021.  On that date, holders of the Target Fund will receive shares of the Acquiring Fund equal in aggregate net asset value to their shares of the Target Fund.  The enclosed Proxy Statement/Prospectus describes the Reorganization in greater detail and contains important information about the Acquiring Fund.

The Reorganization has been carefully reviewed by the Target Fund’s Board of Trustees (the “Target Fund Board”).  The Target Fund Board is responsible for protecting your interests as a shareholder.  The Target Fund Board believes the Reorganization is in the best interests of the Target Fund and approved the Reorganization on November 18, 2020. The Target Fund Board recommends that you vote in favor of the proposal and approve the Reorganization.

Please read the enclosed materials and cast your vote on the proxy card(s) or by telephone or via the Internet. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be. Thank you for your participation in this important initiative.

Sincerely,

Shawn K. Lytle
President
February 9, 2021

Delaware Group Adviser Funds
100 Independence
610 Market Street
Philadelphia, Pennsylvania 19106

Notice of Special Meeting of Shareholders of the
Delaware U.S. Growth Fund

A special meeting (the “Meeting”) of shareholders of the Delaware U.S. Growth Fund (the “Target Fund”), a series of Delaware Group Adviser Funds (the “Target Trust”), has been scheduled for March 23, 2021 at 12:30 p.m. Eastern time, online via live webcast, to vote on the following proposal (the “Proposal”), and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

PROPOSAL:    TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE TARGET TRUST ON BEHALF OF THE TARGET FUND AND MANAGED PORTFOLIO SERIES (THE “ACQUIRING TRUST”), ON BEHALF OF THE JACKSON SQUARE LARGE-CAP GROWTH FUND (THE “ACQUIRING FUND”), PROVIDING FOR: (A) THE ACQUISITION OF ALL OF THE ASSETS AND ASSUMPTION OF ALL OF THE LIABILITIES OF THE TARGET FUND BY THE ACQUIRING FUND IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND; (B) THE DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF THE TARGET FUND; AND (C) THE LIQUIDATION AND TERMINATION OF THE TARGET FUND (THE “REORGANIZATION”).

The Proposal will be effected with respect to the Target Fund only if the Target Fund’s shareholders approve the Proposal. Fund shareholders of record as of the close of business on January 29, 2021 are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal.

The Target Trust’s Board of Trustees (the "Target Fund Board") has approved the Agreement and Plan of Reorganization and recommends that shareholders of the Target Fund cast their vote “FOR” the Proposal as described in the accompanying Proxy Statement/Prospectus.

Please vote your shares by completing the enclosed proxy card and returning it in the enclosed postage paid return envelope or by voting by telephone or via the internet using the instructions on the proxy card. If you are voting by mail, please sign and promptly return the proxy card in the postage paid return envelope regardless of the number of shares owned. Proxy card instructions may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy card or by participating in the virtual Meeting and casting your vote.

By order of the Target Fund Board,

Shawn K. Lytle
President
February 9, 2021

Delaware U.S. Growth Fund
a series of

Delaware Group Adviser Funds
100 Independence
610 Market Street
Philadelphia, Pennsylvania 19106

Proxy Statement/Prospectus
February 9, 2021

This Proxy Statement/Prospectus is provided in connection with the solicitation of proxies to be voted at a special meeting of shareholders (the “Meeting”) of Delaware U.S. Growth Fund (the “Target Fund”), a series of Delaware Group Adviser Funds (the “Target Trust”). The Meeting is scheduled for March 23, 2020 at 12:30 p.m. Eastern time, online via live webcast. At the Meeting, you and other shareholders of the Target Fund will be asked to consider and vote upon the following proposal (the “Proposal”) and any other matters that may properly come before the Meeting or any adjournment or postponement thereof:

PROPOSAL:   TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION (THE “PLAN”) BETWEEN THE TARGET TRUST AND THE ACQUIRING TRUST, PROVIDING FOR: (a) THE ACQUISITION OF ALL OF THE ASSETS AND ASSUMPTION OF ALL OF THE LIABILITIES OF THE TARGET FUND BY THE ACQUIRING FUND IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND; (b) THE DISTRIBUTION OF SUCH SHARES TO THE SHAREHOLDERS OF THE TARGET FUND; AND (c) THE LIQUIDATION AND TERMINATION OF THE TARGET FUND (THE “REORGANIZATION”).

If shareholders of the Target Fund vote to approve the Plan, shareholders of the Target Fund will receive Acquiring Fund shares in the Reorganization (in the corresponding share class as set forth in the table below) having a total dollar value equal to the value of their investment in the Target Fund immediately prior to the Reorganization, as determined pursuant to the Plan. The Target Fund will then be liquidated and dissolved. The table below shows the Target Fund (and share classes) and the Acquiring Fund (and corresponding share classes):

Target Fund Class	Corresponding Acquiring Fund Class
Class A Class C Class R	Investor Class
Institutional Class	Institutional Class
Class R6	IS Class

The Reorganization is generally anticipated to be a tax-free transaction for the Target Fund and its shareholders. The Target Trust’s Board of Trustees (the "Target Fund Board") has approved the Plan and has determined that approval of the Reorganization is in the best interests of the Target Fund, and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization. Accordingly, the Target Fund Board recommends that shareholders of the Target Fund vote “FOR” the Proposal.

The Target Trust’s Board of Trustees has fixed the close of business on January 29, 2021 as the record date (“Record Date”) for the determination of Target Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share of the Target Fund held (and a proportionate fractional vote for each fractional share held). If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Target Fund will vote separately on each such proposal.

This Proxy Statement/Prospectus sets forth certain information about the Reorganization and the Acquiring Fund that you should consider before voting on the Proposal or investing in the Acquiring Fund. You should retain this information for future reference. The Target Trust and Acquiring Trust are separate registered open-end management investment companies. This Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders, and the enclosed proxy card will be mailed to eligible shareholders on or about February 15, 2021.

Additional information is available in the following materials:

•Prospectus dated February 28, 2020 for the Target Fund, as supplemented on March 13, 2020, May 1, 2020, May 29, 2020, September 11, 2020, September 29, 2020, and November 20, 2020 (“Target Fund Prospectus”) (File no. 811-07972);

•Statement of Additional Information dated February 28, 2020 for the Target Fund, as supplemented on March 13, 2020, May 1, 2020, May 29, 2020, September 11, 2020, September 29, 2020, and November 20, 2020 (“Target Fund SAI”) (File no. 811-07972);

•Prospectus dated February 28, 2020 for the Acquiring Fund, as supplemented November 20, 2020 (“Acquiring Fund Prospectus”) (File No. 811-22525);

•Statement of Additional Information dated February 28, 2020 for the Acquiring Fund, as supplemented November 20, 2020 (“Acquiring Fund SAI”) (File No. 811-22525);

•The Target Fund’s audited financial statements and related report of the independent public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (the “Target Fund Annual Report”). The financial highlights for the Target Fund contained in the Target Fund Annual Report are included in this Proxy Statement/Prospectus as Exhibit C; and

•The Acquiring Fund’s audited financial statements and related report of the independent public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (the “Acquiring Fund Annual Report”). The financial highlights for the Acquiring Fund contained in the Acquiring Fund Annual Report are included in this Proxy Statement/Prospectus as Exhibit C;

The Target Fund Prospectus and Acquiring Fund Prospectus are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus. A copy of the Acquiring Fund Prospectus accompanies this Proxy Statement/Prospectus. The Statement of Additional Information to this Proxy Statement/Prospectus also is incorporated herein by reference and is legally deemed to be part of this Proxy Statement/Prospectus. The Target Fund Prospectus, Target Fund SAI, Target Funds Annual Report and Target Fund Semi-Annual Report are available on the Target Fund’s website at https://www.delawarefunds.com/products/fund-literature. The Acquiring Fund Prospectus and Acquiring Fund SAI are available on the Acquiring Fund’s website at https://www.jspfunds.com/literature.

The documents listed above are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of the Target Fund documents are also available at no cost by calling 800-523-1918. Copies of the Acquiring Fund documents are available at no cost by calling the Acquiring Fund at 844-577-3863 or by sending an email request to info@jspfunds.com.

You may also obtain these documents from the SEC’s website at www.sec.gov. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549-1520.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE FUNDS.

NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS REGARDING THE REORGANIZATION OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS OR RELATED SOLICITATION MATERIALS ON FILE WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, AND YOU SHOULD NOT RELY ON SUCH OTHER INFORMATION OR REPRESENTATIONS.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, in the Plan, and/or in the Prospectuses and SAIs of the Funds. Shareholders should read the entire Proxy Statement/Prospectus, the Acquiring Fund Prospectus (which accompanies this Proxy Statement/Prospectus), the Target Fund Prospectus, the Acquiring Fund SAI, and the Target Fund SAI carefully for more complete information.

WHY ARE YOU SENDING ME THE PROXY STATEMENT/PROSPECTUS?

You are receiving this Proxy Statement/Prospectus because you own shares in the Target Fund as of the Record Date and, therefore, have the right to vote on the very important Proposal described herein concerning the Target Fund. This Proxy Statement/Prospectus contains information that shareholders should know before voting on the Proposal. This document is both a proxy statement of the Target Fund and also a prospectus for the Acquiring Fund.

ON WHAT AM I BEING ASKED TO VOTE?

You are being asked to approve a Plan under which the Target Fund would be reorganized into the Acquiring Fund within the Acquiring Trust. The Plan, with respect to the Target Fund, provides for: (a) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities; (b) the distribution of shares of the corresponding classes of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.

The Acquiring Fund has the same portfolio management team, and substantially similar investment objective, investment strategy and risks as the Target Fund. With the exception of the Acquiring Fund’s policy with respect to diversification, the Acquiring Fund has substantially similar investment policies as the Target Fund.

As a result of the Reorganization (if approved by shareholders), a Target Fund shareholder will become a shareholder of the Acquiring Fund and will receive shares in the Acquiring Fund’s corresponding class having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the Reorganization. Target Fund shareholders will receive shares of the Acquiring Fund’s corresponding class as set forth in the table below:

Target Fund Class	Corresponding Acquiring Fund Class
Class A Class C Class R	Investor Class
Institutional Class	Institutional Class
Class R6	IS Class

    Approval of the shareholders of the Target Fund is needed to proceed with the Proposal with respect to the Target Fund. The Meeting will be held on March 23, 2021 to consider the Proposal. If shareholders of the Target Fund do not approve the Reorganization, the Target Fund Board will consider what further actions to take with respect to the Target Fund.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

The proposed Reorganization will enable Jackson Square Partners, LLC (“JSP”), the investment sub-adviser of the Target Fund and the investment adviser of the Acquiring Fund, to serve as the sole investment adviser with respect to the assets that you have invested in the Target Fund, by transferring such assets to the Acquiring Fund. The proposed Reorganization would, in turn, provide JSP with the opportunity to create future economies of scale that could benefit shareholders if certain fixed costs can be spread across a larger asset base.

In considering the Reorganization and the Plan, the Target Fund Board considered these and other factors in concluding that the Reorganization would be in the best interest of the Target Fund and its shareholders. The Target Fund Board’s considerations are described in more detail in the section below entitled “THE PROPOSED REORGANIZATION -- Board Considerations in Approving the Reorganization”.

WILL THE ACQUIRING FUND HAVE DIFFERENT PORTFOLIO MANAGERS THAN THE TARGET FUND?

No. The same portfolio management team that serves the Target Fund is the portfolio management team for the Acquiring Fund, supported by the same analysts and traders. The Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus provides biographical information about the key individuals who comprise the portfolio management teams.

HAS THE TARGET FUND BOARD APPROVED THE REORGANIZATION?

Yes. As discussed in more detail in the Proxy Statement/Prospectus, the Target Fund Board carefully reviewed and considered the Proposal and the Plan and, upon the recommendation of JSP and Delaware Management Company ("DMC"), a series of Macquarie Investment Management Business Trust, the investment adviser to the Target Fund, unanimously approved the Plan and the Reorganization. The Target Fund Board recommends that shareholders of the Target Fund vote “For” the Proposal, and thereby approve the Plan and Reorganization.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON ME AS A SHAREHOLDER?

As a result of the Reorganization, you will become a shareholder of the Acquiring Fund. Immediately after the Reorganization, you will own shares of the Acquiring Fund having a total dollar value equal to the dollar value of the shares of the Target Fund that you owned immediately prior to the Reorganization. Class A, Class C, and Class R shareholders of the Target Fund will become Investor Class shareholders of the Acquiring Fund, Institutional Class shareholders of the Target Fund will become Institutional Class shareholders of the Acquiring Fund and Class R6 shareholders of the Target Fund will become IS Class shareholders of the Acquiring Fund. JSP will serve as the investment adviser to the Acquiring Fund, and will continue to manage the assets according to substantially the same investment objective and investment strategy currently in effect for the Target Fund.

HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS COMPARE?

There are no material differences between the investment objectives, principal investment strategies and principal risks of the Target Fund and the Acquiring Fund. The Target Fund and the

Acquiring Fund hold substantially similar portfolios of securities. The Target Fund is classified as a diversified fund under Section 5(b) of the 1940 Act while the Acquiring Fund is classified as a non-diversified fund. A fund's classification as "non-diversified" allows it to invest a greater percentage of its assets in the securities of a single company or small number of companies. A more detailed comparison of the Funds’ investment objectives, principal investment strategies and principal risks is disclosed below.

Investment Objectives. The Target Fund seeks long-term capital appreciation by investing in equity securities of companies the portfolio managers believe have the potential for sustainable free cash flow growth. The Acquiring Fund seeks long-term capital appreciation. The Target Fund’s and Acquiring Fund’s investment objectives are non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies. The principal investment strategies of the Target Fund and the Acquiring Fund are substantively similar.

The Target Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US investments. The Acquiring Fund does not have a similar principal investment strategy, but like the Target Fund may only invest up to 20% of its assets in non-US (foreign) securities. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by large-capitalization companies. The Target Fund does not have a similar principal investment strategy, but invests mostly in large and mid-cap companies.

Both Funds employ a growth investment style. The Target Fund invests primarily in common stocks of companies that its portfolio managers believe have long-term capital appreciation potential and are expected to grow faster than the US economy. The Acquiring Fund invests primarily in common stocks of growth-oriented, U.S. companies that the Adviser believes have capital appreciation potential and may grow faster than the U.S. economy.

The Target Fund is classified as a diversified fund under Section 5(b) of the 1940 Act while the Acquiring Fund is classified as a non-diversified fund. A fund's classification as "non-diversified" allows it to invest a greater percentage of its assets in the securities of a single company or small number of companies. Section 5(b) of the 1940 Act provides that funds shall be classified as either “diversified” or “non-diversified.” Because a “non-diversified” fund may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. Section 5(b) of the 1940 Act provides that diversified funds are those that, with respect to 75% of their total assets, may not (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer be sets forth the requirements that must be met for an investment company to be diversified. Non-diversified funds are any funds other than diversified funds.

Principal Risks. The Target Fund and the Acquiring Fund have similar, though not identical, principal risks.

The Target Fund has the following principal risks: market risk, industry and security risk, foreign risk, active management and selection risk, real estate industry risk, liquidity risk, derivatives risk, counterparty risk, leveraging risk, emerging markets risk, currency risk, information risk, inefficient market risk, political risk, transaction costs risk, government and regulatory risk, natural disaster and pandemic risk and IBOR risk.

The Acquiring Fund has the following principal risks: general market risk, management risk, equity securities risk, large-cap companies risk, REIT risk, foreign securities risk, emerging markets risk, frontier market countries risk, currency and foreign exchange risk, forward foreign currency risk, depositary receipts risk, liquidity risk, growth-style investing risk, investment focus risk, non-diversified fund risk, sector emphasis risk and technology sector risk.

The risk/return profile for shareholders of the Target Fund, which is a diversified fund, may be affected following the Reorganization because the Acquiring Fund is a non-diversified fund. A non-diversified fund may invest a greater percentage of its assets in a particular issuer than a diversified fund, and may therefore be more susceptible to the risks of a particular issuer.

For more information, see “Comparison of Principal Risks of Investing in the Funds” below.

HOW DO THE FUNDS' EXPENSES COMPARE?

The following tables compare the annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Target Fund with the expense ratios of the Acquiring Fund and the estimated (pro forma) expense ratios of the Acquiring Fund assuming completion of the Reorganization. Following the Reorganization, JSP will not retain the right to recoup expenses that were waived prior to the Reorganization under the current expense limitation agreement. The expense ratio of each class of the Acquiring Fund after the Reorganization is expected to be lower than the expense ratio of the corresponding class or classes of Target Fund. In addition, JSP has contractually agreed to limit the Acquiring Fund’s total net operating expense ratio (excluding certain types of expenses described below) for a period of at least two years from the closing date of the Reorganization. The expense ratios provided below are based on the audited financials for the Target Fund and Acquiring Fund for the fiscal year ended October 31, 2020. The (pro forma) expense ratios show projected estimated expenses, but actual expenses may be higher or lower than those shown.

Target Fund Class A/Class C/Class R Shares and Acquiring Fund Investor Class
Shareholder Fees (fees paid directly from your investment)	Target Fund Class A	Target Fund Class C	Target Fund Class R	Acquiring Fund Investor Class	Acquiring Fund Investor Class (pro forma)

Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None	None	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None	1.00%(1)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund Class A	Target Fund Class C	Target Fund Class R	Acquiring Fund Investor Class	Acquiring Fund Investor Class (pro forma)

Management Fees	0.58%	0.58%	0.58%	0.55%	0.55%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	0.50%	0.25%	0.25%
Shareholder Servicing Plan Fee	None	None	None	0.10%	0.10%
Other Expenses	0.31%	0.31%	0.31%	0.29%	0.06%
Total Annual Fund Operating Expenses	1.14%	1.89%	1.39%	1.19%	0.96%
Fee Waiver	(0.05)% (2)	(0.05)% (2)	(0.05)% (2)	(0.20)% (3)	-(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.09%	1.84%	1.34%	0.99%	0.96%
(1)Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
(2)The Target Fund’s investment manager, DMC, has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.84% of the Target Fund’s average daily net assets for all share classes listed in the table above, from Feb. 28, 2020 through Mar. 1, 2021. These waivers and reimbursements may only be terminated by agreement of DMC and the Target Fund.
(3)JSP has contractually agreed to waive its management fees and pay Acquiring Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 0.64% of the average daily net assets of the Acquiring Fund. Fees waived and expenses paid by JSP may be recouped by JSP for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least April 30, 2023. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Trust’s Board of Trustees (the “Acquiring Fund Board”) or JSP.

Target Fund Institutional Class/Acquiring Fund Institutional Class

Shareholder Fees (fees paid directly from your investment)	Target Fund Institutional Class	Acquiring Fund Institutional Class	Acquiring Fund Institutional Class (pro forma)

Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund Institutional Class	Acquiring Fund Institutional Class	Acquiring Fund Institutional Class (pro forma)

Management Fees	0.58%	0.55%	0.55%
Distribution and Service (Rule 12b-1) Fees	None	None	None
Shareholder Servicing Plan Fee	None	0.10%	0.10%
Other Expenses	0.31%	0.29%	0.06%
Total Annual Fund Operating Expenses	0.89%	0.94%	0.71%
Fee Waiver	(0.05)%(1)	(0.20)%(2)	-(2)
Total Annual Fund Operating Expenses After Fee Waiver	0.84%	0.74%	0.71%
(1)The Target Fund’s investment manager, DMC, has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.84% of the Fund’s average daily net assets for Institutional Class shares, from Feb. 28, 2020 through Mar. 1, 2021. These waivers and reimbursements may only be terminated by agreement of DMC and the Target Fund.
(2)JSP has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 0.64% of the average daily net assets of the Fund. Fees waived and expenses paid by JSP may be recouped by JSP for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least April 30, 2023. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Fund Board or JSP.

Target Fund Class R6/Acquiring Fund IS Class

Shareholder Fees (fees paid directly from your investment)	Target Fund Class R6	Acquiring Fund IS Class	Acquiring Fund IS Class (pro forma)

Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the initial investment or the value of the investment at redemption, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Target Fund Class R6	Acquiring Fund IS Class	Acquiring Fund IS Class (pro forma)

Management Fees	0.58%	0.55%	0.55%
Distribution and Service (Rule 12b-1) Fees	None	None	None
Shareholder Servicing Plan Fee	None	None	None
Other Expenses	0.07%	0.29%	0.06%
Total Annual Fund Operating Expenses	0.65%	0.84%	0.61%
Fee Waiver	(0.03)%(1)	(0.20)%(2)	-(2)
Total Annual Fund Operating Expenses After Fee Waiver	0.62%	0.64%	0.61%
(1)The Target Fund’s investment manager, DMC, has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.62% of the Target Fund's Class R6 shares' average daily net assets, from Feb. 28, 2020 through Mar. 1, 2021. These waivers and reimbursements may only be terminated by agreement of DMC and the Target Fund.
(2)JSP has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 0.64% of the average daily net assets of the Fund. Fees waived and expenses paid by JSP may be recouped by JSP for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least April 30, 2023. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Fund Board or JSP.

EXPENSE EXAMPLE

The expense examples below are intended to help you compare the costs of investing in the Target Fund and the Acquiring Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target Fund (Class A/Class C/Class R) Acquiring Fund (Investor Class)	One Year	Three Years	Five Years	Ten Years
Class A (Target Fund)	$680	$912	$1,162	$1,877
Class C (assuming sale of all shares at the end of period) (Target Fund)	$287	$589	$1,017	$2,207
Class C (assuming no sale of shares) (Target Fund)	$187	$589	$1,017	$2,207
Class R Shares (Target Fund)	$136	$435	$756	$1,664
Investor Class (Acquiring Fund)	$101	$337	$615	$1,407
Investor Class (pro forma) (Acquiring Fund)	$98	$306	$531	$1,178

Target Fund (Institutional Class) Acquiring Fund (Institutional Class)	One Year	Three Years	Five Years	Ten Years
Institutional Class (Target Fund)	$86	$279	$488	$1,091
Institutional Class (Acquiring Fund)	$76	$259	$480	$1,117
Institutional Class (pro forma) (Acquiring Fund)	$73	$227	$395	$883

Target Fund (Class R6) Acquiring Fund (IS Class)	One Year	Three Years	Five Years	Ten Years
Class R6 (Target Fund)	$63	$205	$359	$808
IS Class (Acquiring Fund)	$65	$227	$426	$999
IS Class (pro forma) (Acquiring Fund)	$62	$195	$340	$762

HOW DO THE PERFORMANCE RECORDS OF THE FUND COMPARE?

If the Reorganization is approved, the Acquiring Fund will assume the performance history of the Target Fund. Historical performance information for the Target Fund and Acquiring Fund is set forth below. The following bar charts and tables provide some indication of the risks of investing in the Target Fund or the Acquiring Fund. The bar charts show the volatility or variability of the Target Fund’s and Acquiring Fund’s annual total returns over time and show that each Fund’s performance can change from year to year. The tables show the Target Fund’s and Acquiring Fund’s average annual total returns for certain time periods compared to the returns of broad-based securities market indices.  Past performance (before and after tax) is not necessarily an indication of how either the Target Fund or the Acquiring Fund will perform in the future. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart for the Target Fund. If this fee were included, the returns for the Target Fund would be less than those shown. The average annual total returns for the Target Fund in the table below do include the sales charge.

Year-by-Year Total Return as of December 31 – Target Fund Class A Shares

During the periods illustrated in this bar chart, the Target Fund’s highest quarterly return was 29.79% for the quarter ended June 30, 2020 and its lowest quarterly return was -14.19% for the quarter ended December 31, 2018.

Year-by-Year Total Return as of December 31(1) – Acquiring Fund IS Class
(1)The Acquiring Fund is the accounting successor to the Large-Cap Growth Equity Portfolio, a series of Delaware Pooled Trust (the “Predecessor Fund”). The Acquiring Fund acquired the assets and liabilities of the Predecessor Fund in exchange for IS Class shares of the Fund on September 19, 2016.  Accordingly, the performance shown in the bar chart and the performance table below for periods prior to September 19, 2016 represents the performance of the Predecessor Fund.  Prior to September 19, 2016, JSP served as the sole sub-adviser to the Predecessor Fund. The Acquiring Fund’s performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Acquiring Fund.

During the periods illustrated in this bar chart, the Acquiring Fund’s highest quarterly return was 29.80% for the quarter ended June 30, 2020 and its lowest quarterly return was -13.84% for the quarter ended December 31, 2018.

Average Annual Total Returns for the Periods Ended December 31, 2020 – Target Fund

	One Year	Five Years	Ten Years	Since Inception
Class A Shares
Return Before Taxes	35.86%	15.01%	14.75%	N/A
Return After Taxes on Distributions	32.35%	11.65%	12.68%	N/A
Return After Taxes on Distributions and Sale of Portfolio Shares	23.61%	11.08%	11.79%	N/A
Class C Shares
Return Before Taxes	42.07%	15.50%	14.57%	N/A
Class R Shares
Return Before Taxes	43.81%	16.09%	15.14%	N/A
Class R6 Shares
Return Before Taxes	44.82%	N/A	N/A	20.12%
Institutional Class Shares
Return Before Taxes	44.49%	16.67%	15.72%	N/A
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%	22.70%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Average Annual Total Returns for the Periods Ended December 31, 2020 – Acquiring Fund

	One Year	Five Years	Ten Years
IS Class Shares
Return Before Taxes	44.07%	16.74%	15.87%
Return After Taxes on Distributions	42.31%	12.49%	13.09%
Return After Taxes on Distributions and Sale of Portfolio Shares	27.29%	12.07%	12.43%
Institutional Class Shares
Return Before Taxes(1)	44.08%	16.72%	15.81%
Investor Class Shares
Return Before Taxes(1)	43.81%	16.43%	15.52%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	17.21%
(1)The Institutional Class and Investor Class shares of the Acquiring Fund commenced operations on September 19, 2016.  The performance results above for the Institutional Class and Investor Class shares for the periods prior to September 19, 2016 reflect the performance of the IS Class shares of the Acquiring Fund adjusted for the expense ratios of the Institutional and Investor Class shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because when a capital loss occurs upon redemption of portfolio shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (“IRAs”). After tax returns are shown for IS Class shares only. After-tax returns for other classes will vary.

HOW DO THE INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS FOR THE FUNDS COMPARE?

Investment Advisory Arrangements. JSP serves as the investment adviser for the Acquiring Fund. DMC serves as investment adviser for the Target Fund and JSP serves as the Target Fund’s sole subadviser with sole responsibility for all day-to-day investment advisory services for the Target Fund. The Acquiring Fund is managed by JSP and the same portfolio managers as the Target Fund. JSP is located at One Letterman Drive, Building A, Suite A3-200, San Francisco, California 94129. JSP is organized as a Delaware limited liability company. JSP is majority owned and controlled by key employees of JSP through California Street Partners LP, established in 2014. Macquarie Investment Management previously had a non-voting minority ownership interest in JSP. In November 2020, Macquarie Investment Management sold its non-voting minority ownership interest to an unaffiliated third-party.

The contractual advisory fees for the Target Fund and the Acquiring Fund are set forth below. The Acquiring Fund has a lower contractual advisory fee than the Target Fund. The advisory fees, as a percentage of each Fund’s average daily net assets, are set forth below.

Fund	Investment Advisory Fee
Target Fund	0.65% on first $500 million 0.60% on next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion
Acquiring Fund	0.55% on assets up to $2.5 billion 0.525% on assets of more than $2.5 billion but less than $5 billion 0.50% on assets of $5 billion or more

Distribution. Delaware Distributors, L.P. serves as the principal underwriter for the Target Fund. Delaware Distributors, L.P. is located at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106. Quasar Distributors, LLC (“Quasar”) acts as the distributor of shares of the Acquiring Fund. The address of Quasar is 111 East Kilbourn Avenue, Suite 2200, Milwaukee, Wisconsin 53202.

HOW DO THE BOARDS AND THE FUNDS' OTHER SERVICE PROVIDERS COMPARE?

The Target Trust and the Acquiring Trust have different boards of trustees. In addition, the Target Fund and Acquiring Fund have different principal service providers. The following table identifies the other principal service providers of the Target Fund and the Acquiring Fund:

SERVICE PROVIDER	TARGET FUND	ACQUIRING FUND
Accounting Services/Administrator	Delaware Investments Fund Services Company	U.S. Bancorp Fund Services, LLC
Transfer Agent	Delaware Investments Fund Services Company	U.S. Bancorp Fund Services, LLC
Custodian	The Bank of New York Mellon	U.S. Bank, National Association
Independent Registered Accounting Firm	PricewaterhouseCoopers LLP	Cohen & Company, Ltd.

HOW DO THE TARGET FUND'S AND ACQUIRING FUND'S PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE POLICIES COMPARE?

The Target Fund’s and Acquiring Fund’s purchase and redemption procedures are substantively the same. You may purchase or redeem shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase shares at a Fund’s net asset value per share, plus any applicable sales charge, calculated after the Fund’s Transfer Agent receives and accepts your purchase order in proper form. For Class A and Class C shares of the Target Fund, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Institutional Class, and Class R6 shares of the Target Fund (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met.

For Investor Class shares of the Acquiring Fund, the minimum initial investment is generally $2,500 and subsequent investments may be made for as little as $100. The minimum initial investment for IRAs is $1,000. For Institutional Class shares of the Acquiring Fund, the minimum initial investment is generally $100,000 and for IS Class shares of the Acquiring Fund, the minimum initial investment is generally $1,000,000. Certain eligibility requirements must be met for purchases of Institutional Class and IS Class shares.

Each Fund permits waivers of the initial and subsequent minimum investment requirements under certain circumstances. Target Fund shares may be exchanged for shares of other Delaware Funds. Acquiring Fund shares may be exchanged for shares of other funds in the Acquiring Trust that JSP manages within the same class provided those funds are accepting purchases. None of these policies or procedures will change as a result of the Reorganization.

HOW DO THE FUNDS' SALES CHARGES AND DISTRIBUTION ARRANGEMENTS COMPARE?

Class A shares of the Target Fund are subject to a maximum front end sales load of 5.75%. Class A purchases of $1 million or more are not subject to a front-end sales load but are subject to a 1.00% contingent deferred sales charge on redemptions of shares purchased within 18 months of purchase for shares purchased on or after July 1, 2020. Purchases of Class A shares made prior to July 1, 2020 that were not subject to a front-end sales load are subject to a contingent deferred sales charge of 1.00% on those shares that are redeemed within the first year after your purchase and 0.50% on redemptions of those shares within the second year after your purchase.. Class A, Class C and Class R shares of the Target Fund are subject to an annual Rule 12b-1 distribution fee in the amount of 0.25%, 1.00% and 0.50%, respectively, of the average daily net assets applicable to each class. On sales of Class A shares of the Target Fund where there is no front-end sales charge, the Target Fund distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year’s 12b-1 fee of up to 0.25%. During the first 12 months, the Target Fund distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

None of the Acquiring Fund share classes are subject to a front-end sales load or contingent deferred sales charge. Investor Class shares of the Acquiring Fund are subject to a 0.25% Rule 12b-1 distribution fee. Investor Class and Institutional Class shares of the Acquiring Fund are also subject to a shareholder servicing plan fee of 0.10% of the average daily net assets applicable to each class.
WILL THERE BE ANY TAX CONSEQUENCES RESULTING FROM THE REORGANIZATION?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This means that, in general, the shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. The Target Fund will receive a legal opinion as to this and other expected U.S. federal income tax consequences of the Reorganization. In addition, the tax basis and holding period of a shareholder’s Target Fund shares are expected to carry over to the Acquiring Fund shares the shareholder receives as a result of the applicable Reorganization. At any time prior to the consummation of the Reorganization, Target Fund shareholders may redeem their Target Fund shares, generally resulting in the recognition of gain or loss to such shareholders for U.S. federal income tax purposes. This Proxy Statement/Prospectus relates only to the U.S. federal income tax consequences of the Reorganization. Shareholders should consult their tax adviser about state, local and foreign tax consequences of the Reorganization, if any.

For more detailed information about the U.S. federal income tax consequences of the Reorganization, please refer to the section below entitled “THE PROPOSED REORGANIZATION – U.S. Federal Income Tax Considerations”.

WILL MY DIVIDENDS BE AFFECTED BY THE REORGANIZATION?

No. Both the Target Fund and the Acquiring Fund generally distribute their net investment income and net capital gains, if any, at least annually. Both the Target Fund and Acquiring Fund typically distribute net capital gains, if any, during the fourth calendar quarter.

WHEN IS THE REORGANIZATION EXPECTED TO OCCUR?

If shareholders of the Target Fund approve the Reorganization, it is anticipated that the Reorganization will occur on or around April 16, 2021.

HOW DO I CAST MY VOTE?

There are several ways you can vote your shares, including by participating in the Meeting virtually and casting your vote, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement/Prospectus provides detailed instructions on how you may vote your shares. If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the Proposal, as recommended by the Target Fund Board, and in their best judgment on other matters to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission.

WHO WILL PAY FOR THE REORGANIZATION?

JSP and DMC will bear the costs associated with the Reorganization, Meeting, and solicitation of proxies as set forth in the Plan which is included as Exhibit C, whether or not the Reorganization is consummated. Neither the Target Fund nor the Acquiring Fund will incur any expenses in connection with the Reorganization.

WHAT IF I DO NOT WISH THE TARGET FUND TO PARTICIPATE IN THE REORGANIZATION?

If you do not wish to have your shares of the Target Fund exchanged for shares of the Acquiring Fund as part of the Reorganization, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you do not hold shares in a tax-advantaged account, you will generally recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

MAY I REVOKE MY PROXY?

    Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by participating in the virtual Meeting and casting your vote or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may participate in the virtual Meeting and revoke their vote or submit a letter of revocation any time prior to the Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

WHERE CAN I FIND MORE INFORMATION ABOUT THE FUNDS AND THE REORGANIZATION?

Additional information about the Target and Acquiring Funds can be found in their respective prospectuses and SAIs. The remainder of this Proxy Statement/Prospectus contains additional information about the Target and Acquiring Funds and the Reorganization. You are encouraged to read the entire document. If you need any assistance, or have any questions regarding the Reorganization or how to vote, please call the Target Fund at 800-523-1918.

PROPOSAL: APPROVAL OF THE REORGANIZATION

You are being asked to approve the Reorganization pursuant to the Plan, under which the Target Fund would be reorganized into the Acquiring Fund within the Acquiring Trust. The Plan, with respect to the Target Fund, provides for: (a) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities; (b) the distribution of shares of the corresponding classes of the Acquiring Fund to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The following section describes the investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund, and compares other characteristics of the Target Fund and Acquiring Fund. The investment objective and principal investment strategy of the of the Target Fund are substantially similar to the investment objective and principal investment strategy for the Acquiring Fund. JSP manages the Acquiring Fund in a substantially similar manner to the Target Fund. As of October 31, 2020, the Target Fund and Acquiring Fund held substantially identical portfolio holdings. The Target Fund is classified as a diversified fund under Section 5(b) of the 1940 Act while the Acquiring Fund is classified as a non-diversified fund. A fund's classification as "non-diversified" allows it to invest a greater percentage of its assets in the securities of a single company or small number of companies. A more detailed comparison of the Funds’ investment objectives, principal investment strategies and principal risks is discussed below.

In addition to the principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover page of this Proxy Statement/Prospectus describes how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Comparison of Principal Risks of Investing in the Funds.”

	Target Fund	Acquiring Fund
Form of Organization	A series of the Target Trust, an open-end investment management company organized as a Delaware statutory trust.	A series of the Acquiring Trust, an open-end investment management company organized as a Delaware statutory trust.
Share Classes	Class A Class C Class R Institutional Class Class R6
Investor Class
Institutional Class
IS Class

If shareholders of the Target Fund approve the Reorganization, Class A, Class C and Class R shares of the Target Fund will receive Investor Class shares of the Acquiring Fund, Institutional Class shares of the Target Fund will receive Institutional Class shares of the Acquiring Fund and Class R6 shares of the Target Fund will receive IS Class shares of the Acquiring Fund.

Net Assets as of December 31, 2020	$2.8 billion	$94.6 million
Investment Advisor and Portfolio Managers	Investment Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust Investment Subadviser: Jackson Square Partners, LLC	Investment Adviser: Jackson Square Partners, LLC
	Portfolio Managers: Jeffrey S. Van Harte, Christopher M. Ericksen, Daniel J. Prislin, William G. Montana	Portfolio Managers: Same

Annual Operating Expenses as a Percentage of Average Net Assets for the Fiscal Year
The total operating expense ratios after fee waivers for the fiscal year ended October 31, 2020 were:
Class A Shares: 1.09%
Class C Shares: 1.84%
Class R Shares: 1.34%
Institutional Class Shares: 0.84%
Class R6 Shares: 0.62%
The total operating expense after fee waivers for the fiscal year ended October 31, 2020 were: Investor Class shares: 0.99% Institutional Class shares: 0.74% IS Class shares: 0.64%
Investment Objectives	The Fund seeks long-term capital appreciation by investing in equity securities of companies DMC and JSP believe have the potential for sustainable free cash flow growth.	The Fund seeks long-term capital appreciation.

Principal Investment Strategies
Under normal circumstances, the Target Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US investments (the “80% policy”). The Target Fund invests primarily in common stocks of companies that its portfolio managers believe have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, the portfolio managers seek to select securities they believe have large end-market potential, dominant business models, and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. The portfolio managers also consider a company’s operational efficiencies, management’s plans for capital allocation, and the company’s shareholder orientation. All of these factors give the portfolio managers insight into the outlook for a company, helping identify companies poised for sustainable free cash flow growth. The portfolio managers believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company’s stock. The portfolio managers may sell a security if they no longer believe that the security is likely to contribute to meeting the investment objective of the Fund or if there are other opportunities that appear more attractive.

The Acquiring Fund is non-diversified and invests primarily in common stocks of growth-oriented, U.S. companies that JSP believes have capital appreciation potential and may grow faster than the U.S. economy. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by large-capitalization companies, which JSP defines as companies having a market capitalization, at the time of purchase, within the range of the market capitalization of companies constituting the Russell 1000® Growth Index. As of December 31, 2019, the capitalization range of the Russell 1000® Growth Index was between approximately $2.4 billion and $974 billion.

This investment policy can be changed by the Acquiring Fund upon 60 days’ prior written notice to shareholders. While the market capitalization range for the Russell 1000® Growth Index will change on a periodic basis, the Acquiring Fund will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. Holdings are typically sold to make room in the portfolio for more attractive stocks, or where the holding reaches the Adviser’s estimate for its intrinsic value, or in response to an unexpected, negative fundamental change, including a change in management’s strategic direction.

The Target Fund's 80% policy is nonfundamental and may be changed without shareholder approval. Target Fund shareholders would be given at least 60 days' notice prior to any such change.

Generally, the portfolio managers invest 85% to 100% of the Target Fund’s net assets in common stock of companies that the portfolio managers think have appreciation potential. The Fund may invest in companies of all sizes, but typically focuses on medium- and large-size companies.

Using a bottom-up approach, the portfolio managers look for companies that they believe:
•have large end-market potential, dominant business models, and strong free cash flow generation;
•demonstrate operational efficiencies;
•have planned well for capital allocation; and
•have governance policies that tend to be favorable to shareholders.
There are a number of catalysts that might increase a company’s potential for free cash flow growth. The portfolio managers’ disciplined, research-intensive selection process is designed to identify catalysts such as:

•management changes;
•new products;
•structural changes in the economy; or
•corporate restructurings and turnaround situations.

Using a bottom-up approach in selecting securities for the Acquiring Fund, JSP seeks to select securities of companies that it believes have strong competitive positions, strong and consistent cash flows, and the opportunity to generate consistent growth of intrinsic business value. JSP typically considers a company’s operational efficiency and management’s plans for capital allocation. Through JSP’s investment research process, it seeks to identify the companies that it believes will exceed the market’s expectations for: 1) key financial metrics and 2) sustainable competitive advantage. JSP purchases these securities for the Acquiring Fund when it believes the market has not already reflected these expectations in the current stock price. Additionally, JSP typically invests for a 3-5 year time horizon, allowing it to take advantage of discrepancies between short-term price movements and long-term fundamental prospects.

The portfolio managers seek to maintain a diversified portfolio representing a number of different industries. Such an approach should help to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining growth. Because the Fund’s objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for the portfolio managers.

The Acquiring Fund tends to hold a relatively focused portfolio of between 25 and 35 companies, although from time to time the Acquiring Fund may hold fewer or more companies depending on the JSP’s assessment of the investment opportunities available. From time to time, the Acquiring Fund may focus its investments in securities of companies in the same economic sector, including the Information Technology sector.

The Target Fund may invest up to 20% of its net assets in securities of foreign issuers. Such foreign securities may be traded on a foreign exchange, or they may be in the form of ADRs.

The Target Fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract).

The Target Fund is permitted to, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of portfolio transactions and to minimize currency fluctuations. The portfolio managers may conduct the Fund’s foreign currency transactions on a cash basis at the rate prevailing in the foreign currency exchange market or through a forward foreign currency contract. The portfolio managers may also enter into forward contracts for the Fund if they have agreed to sell a security and want to “lock in” the price of that security, in terms of US dollars. Investors should be aware of the costs of currency conversion. The Fund will not use forward contracts for speculative purposes. Despite the ability to utilize foreign currency transactions as described above, the Fund does not currently intend to use such transactions often and may determine not to use foreign currency transactions at all.

The Acquiring Fund may invest up to 20% of its net assets in securities of foreign issuers, which may include global depositary receipts (“GDRs”) and, without limitation, sponsored and unsponsored American depositary receipts (“ADRs”) that are actively traded in the United States, including issuers located or operating in emerging markets and frontier markets. The Acquiring Fund determines that a market is an emerging market if it is included in the MSCI Emerging Markets Index; the Acquiring Fund determines that a market is a frontier market if it is included in the MSCI Frontier Markets Index. To the extent the Acquiring Fund invests in securities denominated in a particular currency, it may invest in forward foreign currency exchange contracts to hedge currency risks associated with the investment.

The Target Fund may invest in REITs.
In addition, the Acquiring Fund may invest in real estate investment trusts (“REITs”). REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

The Target Fund may use repurchase agreements as short-term investments for its cash position.

The Target Fund may invest in privately placed securities whose resale is restricted under U.S. securities laws.

The Target Fund may engage in futures and options. If the Fund holds stocks that have unrealized gains, the portfolio managers may want to protect those gains when they anticipate adverse conditions. The portfolio managers might use options or futures to seek to neutralize the effect of any anticipated price declines, without selling the security. The portfolio managers may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if the Fund has excess cash that the portfolio managers want to invest quickly.

The portfolio managers might use call options if they believe that doing so would help the Fund to meet its investment objective. To the extent that the Fund sells or “writes” put and call options, or enters into futures contracts, the Fund will designate assets sufficient to “cover” these obligations and mark them to market daily.

Management and Other Fees	Management Fee. The Target Fund pays a management fee to DMC on a monthly basis at an annualized rate of 0.58% of the Target Fund’s average daily net assets.
Management Fee. The Acquiring Fund pays a management fee to JSP on a monthly basis at an annualized rate of 0.55% of the Fund’s average daily net assets up to $2.5 billion, 0.525% of the Fund’s average daily net assets above $2.5 billion but below $5 billion, and 0.50% of the Fund’s average daily net assets $5 billion or more.

Operating Expenses Limitation Agreement. DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.84% of the Target Fund’s average daily net assets for all share classes other than Class R6, and 0.62% of the Target Fund's Class R6 shares' average daily net assets, from Feb. 28, 2020 through Mar. 1, 2021. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund.

Operating Expenses Limitation Agreement. JSP has contractually agreed to waive its management fees and pay Acquiring Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, Shareholder Servicing Plan fees, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage and other transactional expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses) do not exceed 0.64% of the average daily net assets of the Acquiring Fund. Fees waived and expenses paid by JSP may be recouped by JSP for a period of 36 months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least April 30, 2023. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Acquiring Fund Board or JSP.

	Other Fees. The Target Fund pays a separate fee for administration, fund accounting and transfer agency services.	Other Fees. Same

Sales Charges	The Target Fund charges a maximum front-end sales charge of 5.75% on purchases of Class A shares. Class A purchases of $1 million or more are not subject to a front-end sales load but are subject to a 1.00% contingent deferred sales charge on redemptions of shares purchased within 18 months of purchase for shares purchased on or after July 1, 2020. Purchases of Class A shares made prior to July 1, 2020 that were not subject to a front-end sales load are subject to a contingent deferred sales charge of 1.00% on those shares that are redeemed within the first year after your purchase and 0.50% on redemptions of those shares within the second year after your purchase... The Target Fund charges a 1.00% contingent deferred sales charge on redemptions of Class C shares made within 12 months of purchase.	The Acquiring Fund does not charge any front-end or contingent deferred sales charges.
Distribution and Rule 12b-1 Fees	The Target Fund has adopted a Rule 12b-1 plan under which the Fund is authorized to pay a fee of 0.25%, 0.50%, and 1.00% of the average daily net assets of Class A, Class R and Class C shares, respectively.	The Acquiring Fund has adopted a Rule 12b-1 plan under which the Fund is authorized to pay a fee of 0.25% of the average daily net assets of Investor Class shares.
Shareholder Servicing Plan Fee	The Target Fund does not impose a shareholder servicing plan fee on shares of the Fund.	The Acquiring Fund has adopted a shareholder servicing plan fee under which the Fund is authorized to pay a fee of up to 0.10% of the average daily net assets of Investor Class and Institutional Class shares.
1940 Act Diversification	The Target Fund is diversified.	The Acquiring Fund is non-diversified.

PORTFOLIO MANAGERS

    The Target Fund and Acquiring Fund have the same portfolio managers. Jeffrey S. Van Harte, Christopher M. Ericksen and Daniel J. Prislin have managed the Acquiring Fund since its inception. William G. Montana has managed the Acquiring Fund since January 2019. Mr. Prislin has announced his retirement from JSP at the end of 2021. He will continue to serve as portfolio manager of the Acquiring Fund until that time. Information about each portfolio manager is provided below.

Jeffrey S. Van Harte, CFA
Jeffrey S. Van Harte has been a member of Jackson Square since its inception in May 2014 as chairman and chief investment officer. Prior to joining Jackson Square, he was the chief investment officer of the Focus Growth Equity team of Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and executive vice president at Transamerica Investment Management, LLC. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor’s degree in finance from California State University at Fullerton. Mr. Van Harte has been managing portfolios for 30 years, and he is a CFA Charterholder.

Christopher M. Ericksen, CFA
Christopher M. Ericksen has been a member of Jackson Square since its inception in May 2014 as a portfolio manager and analyst. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on the Focus Growth Equity team of Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs Asset Management, where he worked in investment banking and investment management. Mr. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science. He is a CFA Charterholder.

Daniel J. Prislin, CFA
Daniel J. Prislin has been a member of Jackson Square since its inception in May 2014 as a portfolio manager and analyst. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on the Focus Growth Equity team of Delaware Investments (which became known as Macquarie Investment Management on April 3, 2017) from April 2005 to April 2014. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, LLC, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Mr. Prislin received an MBA from the Hass School of Business at the University of California at Berkeley and a bachelor’s degree in business administration from the University of California at Berkeley. He is a CFA Charterholder.

William G. Montana
William Montana joined Jackson Square in September 2014. Prior to joining Jackson Square, he was an associate at TPG Capital, a private equity firm, from August 2011 to August 2014, focusing on growth capital opportunities.  Before that, Mr. Montana spent two years at Goldman Sachs as an investment banking analyst, focusing on financial institutions.  He received a bachelor’s degree from Georgetown University.

The Target and Acquiring Funds’ Statements of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of Fund shares.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Acquiring Fund and the Target Fund are discussed below. Although the Funds may present their risks differently, there is significant overlap between the principal risks of the Acquiring Fund and the principal risks of the Target Fund, because the principal investment strategies of the Funds are substantially similar. One exception is that the Target Fund is a diversified Fund under the 1940 Act while the Acquiring Fund is classified as a non-diversified fund. The risk related to the Acquiring Fund operating as a non-diversified fund is discussed below under “non-diversified fund risk.”

Target Fund	Acquiring Fund
Market Risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Active Management and Selection Risk. The risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Management Risk. The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar investment strategies if JSP cannot successfully implement the Fund’s investment strategy

Growth-Style Investing Risk. Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.

Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets or companies in which the Fund invests.

Large-Cap Companies Risk. The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Target Fund	Acquiring Fund
Real Estate Industry Risk. Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, or other similar statutes in non-US countries and/or to maintain exemptions from the 1940 Act.

REIT Risk. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Also, the value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

Foreign Risk. The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

Information Risk. The risk that foreign companies may be subject to different accounting, auditing, and financial reporting standards than US companies. There may be less information available about foreign issuers than domestic issuers. Furthermore, regulatory oversight of foreign issuers may be less stringent or less consistently applied than in the United States.

Inefficient Market Risk. The risk that foreign markets may be less liquid and have greater price volatility, less regulation, and higher transaction costs than US markets.

Transaction Costs Risk. The risk that the costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Political Risk. The risk that countries or an entire region may experience political instability. This may cause greater fluctuation in the value and liquidity of investments due to changes in currency exchange rates, governmental seizures, or nationalization of assets.

Foreign Securities Risk. Investments in securities of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. There may be less information publicly available about foreign companies than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities they represent because their values depend on the performance of the underlying foreign securities. The Fund may invest in unsponsored depositary receipts that are issued without an agreement with the company that issues the underlying foreign securities. Holders of unsponsored depositary receipts generally bear all the costs of such depositary receipts, and the issuers of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the depositary receipts. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Target Fund	Acquiring Fund
Emerging Markets Risk. The possibility that the risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, in many emerging markets there is substantially less publicly available information about issuers and the information that is available tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets, which are subject to less government regulation or supervision, may also be smaller, less liquid, and subject to greater price volatility.

Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Frontier Market Countries Risk. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in many frontier market countries.

Currency Risk. The risk that the value of the Fund’s investments may be negatively affected by changes in foreign currency exchange rates. Adverse changes in exchange rates may reduce or eliminate any gains produced by investments that are denominated in foreign currencies and may increase any losses.

Currency and Foreign Exchange Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. The value of the foreign currency may increase or decrease against the value of the U.S. dollar, which may impact the value of the Fund’s portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect their currency valuations in a manner that is disadvantageous to U.S. investors and companies. Such practices may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, or may impose fees for doing so, which could place the Fund’s assets at risk of total loss. Currency risks may be greater in emerging market and frontier market countries than in developed market countries.

Forward Foreign Currency Risk. The use of forward foreign currency exchange contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The use of these investments as a hedging technique to reduce the Fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Target Fund	Acquiring Fund
Liquidity Risk. The possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

Liquidity Risk. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security. Market prices for such securities may be volatile.

Industry and Security Risks. Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry. Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

Investment Focus Risk. The Fund may focus its investments, or have a relatively high concentration of assets in a small number of issuers and/or industry subcategories, which may reduce its diversification and result in increased volatility. Technology Sector Risk (Acquiring Fund): Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel.

Government and Regulatory Risks. Governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of the Fund.

Target Fund	Acquiring Fund
Natural Disaster and Epidemic Risk. The risk that the value of the Fund’s investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective.

Target Fund	Acquiring Fund
Derivatives Risk. Derivatives risk is the possibility that the Fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to the Fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of the Fund’s taxable income or gains. The Fund’s transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the Fund, (iii) defer losses to the Fund, and (iv) cause adjustments in the holding periods of the Fund’s securities. The Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Investing in derivatives may subject the Fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the Fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, the Fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that DMC would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case the Fund may not realize the intended benefits.

Target Fund	Acquiring Fund
Counterparty Risk. The risk that if the Fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

Leveraging Risk. The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged. While it is anticipated that leverage may increase profitability, it may also accentuate the consequences of adverse price movements, resulting in increased losses.

IBOR Risk. The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Non-Diversified Fund Risk. Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. Non-fundamental policies may be changed by a Fund’s Board of Trustees without shareholder approval. Though worded differently in some instances, there are no material differences between the fundamental investment policies of the Target Fund and the fundamental investment policies of the Acquiring Fund. Specifically, because the term “concentration,” as used in the investment policy for the Target Fund, is currently defined as investment of 25% or more of a Fund’s total assets in the securities of one industry or group of industries, there is no substantive difference between the policies of the Target Fund and the Acquiring Fund with respect to concentration.

Fundamental Investment Policies
Target Fund	Acquiring Fund
Issuing Senior Securities. The Target Fund shall not Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.
The Acquiring Fund may not issue senior securities, borrow money or pledge their assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies

Acting as Underwriter. The Target Fund shall not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).
Same
Concentration of Investments. The Target Fund shall not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or tax-exempt obligations.

The Acquiring Fund may not invest in the securities of any one industry or group of industries if, as a result, 25% or more of a Fund’s total assets would be invested in the securities of such industry or group of industries; except that, the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Purchasing or Selling Real Estate. The Target Fund shall not Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

The Acquiring Fund may not purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

Making Loans. The Target Fund shall not make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

The Acquiring Fund may not make personal loans of money or loans of its assets to persons who control or are under common control with the Fund (except that the Fund may lend its portfolio securities, enter into repurchase agreements, purchase debt securities consistent with the investment policies of the Fund, and invest in loans, including assignments and participation interests)

Investing in Commodities. The Target Fund shall not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.
Same

In applying the fundamental policy above related to industry concentration, the following applies to both the Target Fund and the Acquiring Fund:

•utility companies will be divided according to their services (e.g. gas utilities, electric utilities, water utilities, independent power producers & energy traders, and multiple utilities) and each subcategory will be considered a separate industry;
•financial service companies will be divided according to the end users of their services (e.g. commercial banks, thrifts & mortgage finance, diversified financial services and consumer finance, capital markets, insurance, real estate, real estate investment trusts, and real estate management & development) and each subcategory will be considered a separate industry;
•asset-backed securities will be divided according to the underlying assets securing such securities, and each subcategory will be considered a separate industry; and
•information technology companies will be divided into various subcategories.

The following also applies to the Acquiring Fund’ fundamental policy on industry concentration:
•healthcare companies will be divided into various subcategories (e.g. health care equipment & supplies, health care providers & services, health care technology, biotechnology, pharmaceuticals, and life sciences tools & services) and each subcategory will be considered a separate industry; and
•consumer discretionary companies will be divided into various subcategories (e.g. auto components, automobiles, household durables, leisure equipment & products, textiles, apparel & luxury goods, hotels, restaurants & leisure, diversified consumer services, media, distributors, internet & catalog retail, multiline retail, and specialty retail) and each subcategory will be considered a separate industry.

As a non-fundamental investment policy, both the Target Fund and the Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in  securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

COMPARISON OF SHAREHOLDER RIGHTS

The Target Fund is a series of the Target Trust, and the Acquiring Fund is a series of the Acquiring Trust, each of which is a Delaware statutory trust. The Target Fund is governed by an Agreement and Declaration of Trust dated December 17, 1998, as amended from time to time (“Target Fund Declaration”), its bylaws and Delaware law.  The Acquiring Fund is governed by an Amended and Restated Agreement and Declaration of Trust dated November 16, 2016 (“Acquiring Fund Declaration”), its bylaws and Delaware law. The governing instruments are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about the Target Fund’s and Acquiring Fund’s governing instruments is provided below.

SHARES. The trustees of the Target Fund and the Acquiring Fund each have the power to issue shares without shareholder approval. The governing instruments of the Target Fund and the Acquiring Fund indicate that the amount of shares that the Target Fund and the Acquiring Fund each may issue is unlimited. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.

SHAREHOLDER MEETINGS. Neither the Target Fund nor the Acquiring Fund are required to hold annual meetings of shareholders. Shareholder meetings may be called by the board of trustees of either the Target Fund or Acquiring Fund. Shareholders of both the Target Fund and the Acquiring Fund are not entitled to call shareholder meetings, except as required by the 1940 Act.

VOTING RIGHTS. The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. The governing instruments of the Target Fund and the Acquiring Fund provide that shareholders have the right to vote (a) for the election and removal of trustees to the extent required by law, including filling any vacancies on a Board, at a meeting called for that purpose by the Board, or, to the extent provided by the 1940 Act, the shareholders; (b) to approve additional matters as may be required by law, the governing instruments, or any registration statement filed with the SEC or any state, or (c) on such other matters as the trustees may consider necessary or desirable.

The governing instruments of the Target Fund and the Acquiring Fund further provide that each shareholder is entitled to one vote for each full share held, and a fractional vote for each fractional share held, and that each Fund will vote separately on matters relating solely to it. Shareholders of the Target Fund and the Acquiring Fund are not entitled to cumulative voting in the election of trustees.

QUORUM AND VOTING. The governing instruments of the Target Fund and Acquiring Fund provide that, except as otherwise required by the 1940 Act or other applicable law, thirty-three and one-third percent (33 and 1/3%) of the shares present or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any question, except if a plurality vote is necessary for the election of trustees. If the 1940 Act requires approval of a majority of the outstanding voting securities, then the vote required by the 1940 Act is the lesser of: (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

SUBMISSION OF SHAREHOLDER PROPOSALS. The Target Fund and the Acquiring Fund do not have provisions in their governing instruments that require shareholders to provide advance notice to the Target Fund or Acquiring Fund, as applicable, in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Fund and the Target Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund and the Acquiring Fund are limited to only those matters, including the nomination and election of trustees, which are properly brought before the meeting. These requirements are intended to provide the Target Fund Board or the Acquiring Fund Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at an annual or special shareholder meeting.

DERIVATIVE ACTIONS. Under the Delaware Statutory Trust Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (1) was a shareholder at the time of the transaction complained about or (2) acquired the status of shareholder by operation of law or pursuant to the governing instruments from a person who was a shareholder at the time of the transaction.

The governing instruments of the Acquiring Fund provide that shareholders owning at least 10% of the Acquiring Fund must join in bringing a derivative action.

AMENDMENT OF GOVERNING INSTRUMENTS. Except as otherwise required by applicable law, the Target Fund Board and the Acquiring Fund Board generally have the right to amend the governing instruments without shareholder approval. Shareholder approval is required for an amendment to the Target Fund Declaration which would adversely affect to a material degree the rights and preferences of Target Fund shares, and for an amendment to the Acquiring Fund Declaration that would affect the shareholders’ right to vote. The bylaws of the Target Fund and the Acquiring Fund may be amended, and/or restated at any time, without shareholder approval.

LIABILITY OF SHAREHOLDERS. The governing instruments for the Target Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of a Fund, and provide for indemnification if any shareholder is personally held liable for the obligations of a Fund.

THE PROPOSED REORGANIZATION

TARGET FUND BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATION

    The Target Fund Board considered the Reorganization at a meeting held on November 17-19, 2020. On November 18, 2020, the Target Fund Board, including a majority of the Trustees who are not “interested persons” of the Target Trust as that term is defined in the 1940 Act (“Independent Trustees”), approved the Reorganization and the Plan. In approving the Reorganization, the Target Fund Board determined that: (i) participation in the Reorganization is in the best interest of the Target Fund and its shareholders; and (ii) the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

    In making these determinations, the Target Fund Board reviewed and considered information provided to them to assist them in evaluating the Reorganization, such as information relating to: the terms of the Plan; the Acquiring Fund’s investment objective, investment strategy and risks; the Acquiring Fund’s fee structure, as compared to the Target Fund’s fee structure; the Acquiring Fund’s investment adviser and other service providers; the fact that the Acquiring Fund’s investment adviser, JSP, has had history in sub-advising the Target Fund; the U.S. federal income tax consequences of the Reorganization; the costs anticipated to be incurred in connection with the Reorganization and the fact that DMC and JSP would be responsible for absorbing such costs; and recommendations of DMC, among other relevant information, such as the sale of the DMC affiliate’s minority equity interest in JSP to an unaffiliated third party. The Trustees also considered that the Reorganization was part of Macquarie's overall separation from JSP.  In addition, the Independent Trustees were advised by independent legal counsel in their considerations of the Plan and the Reorganization.
    The Trustees did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Plan. Rather, the approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety. The following constitutes the material factors that the Target Fund Board considered in approving the Reorganization and recommending that shareholders of the Target Fund approve the Reorganization:
•the terms of the Reorganization, including that the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and its shareholders are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;
•the investment objective of the Target Fund is substantially similar to the investment objective of the Acquiring Fund, and the investment strategy and policies of the Target Fund are substantially similar to the investment strategy and policies of the Acquiring Fund, except with respect to the fact that the Target Fund is a diversified fund while the Acquiring Fund is a non-diversified fund;
•the portfolio managers who sub-advise the Target Fund will serve as the portfolio managers of the Acquiring Fund, providing continuity of management;
•the current management fee rate for the Acquiring Fund is less than the management fee of the Target Fund;
•JSP has agreed to limit the operating expenses of the Acquiring Fund at a level that is lower than current cap on operating expenses for the Target Fund for a period extending through April 30, 2023;
•the reasonableness of the terms and conditions in the Plan;
•JSP and DMC, not the Target Fund or the Acquiring Fund, will pay all costs associated with the Reorganization;
•that no sales loads, commissions or other transactional fees would be imposed on the Target Fund’s shareholders in connection with the Reorganization;
•the satisfactory experience and background of the Acquiring Trust’s independent trustees;
•DMC owned non-voting minority equity interest in JSP and sold it to an unaffiliated third party;
•that the proposed Reorganization will be submitted to the shareholders of the Target Fund for their approval; and
•that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization.

    Based on all of the foregoing, the Target Fund Board concluded that the Target Fund’s participation in the applicable proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The Target Fund Board, including those Board members who are not “interested persons” of the Target Trust, as defined in the 1940 Act, unanimously recommends that shareholders of the Target Fund approve the Plan for the reorganization of the Target Fund.

SUMMARY OF AGREEMENT AND PLAN OF REORGANIZATION

The terms and conditions under which the Reorganization is expected to be consummated are set forth in the Plan. The following summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit B to this Proxy Statement/Prospectus.

With respect to the Reorganization, if shareholders of the Target Fund approve the Plan and other closing conditions are satisfied or waived, all of the assets of the Target Fund will be delivered to the Acquiring Fund’s custodian for the account of such Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Target Fund and delivery by the Acquiring Fund to the Target Fund for further delivery to the holders of record as of the Effective Time (as defined below) of the issued and outstanding shares of the Target Fund of a number of shares of each class or classes of the Acquiring Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal on a class-by-class basis to the value of the net assets of the Target Fund attributable to the class or classes held by the holders of record of the Target Fund shares, all determined and adjusted as provided in the Plan. Shareholders of the Class A, Class C and Class R Shares of the Target Fund will receive Investor Class shares, of the Acquiring Fund. Shareholders of the Institutional Class and Class R6 of the Target Fund will receive Institutional Class shares and IS Class shares, respectively, of the Acquiring Fund. The value of your account with the Acquiring Fund immediately after the Reorganization is expected to be the same as the value of your account with the Target Fund immediately prior to the Reorganization.

The Target Trust and Acquiring Trust will be required to make representations and warranties that are customary in reorganizations. If shareholders approve the Reorganization and if all of the closing conditions set forth in the Plan are satisfied or waived, consummation of the Reorganization (the “Closing”) is expected to occur on or around April 16, 2021 (the “Closing Date”), immediately following the closing of regular trading on the NYSE on the Closing Date (the “Effective Time”). Following receipt of the requisite shareholder vote in favor of the Reorganization and as soon as reasonably practicable after the Closing, the outstanding shares of the Target Fund will be terminated in accordance with their governing documents and applicable law.

The obligations of the Acquiring Trust and the Target Trust are subject to the following conditions, among others:

•the Acquiring Fund’s Registration Statement on Form N-14 under the 1933 Act shall be on file with the SEC and shall be effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued;

•the shareholders of the Target Fund shall have approved the Plan;

•the Acquiring Fund and Target Fund shall have each delivered an officer’s certificate certifying that all representations, covenants and warranties of or with respect to the Fund made in the Plan are true and correct in all material respects at and as of the effective date of the Plan, except as they may be affected by the transactions contemplated by the Plan;
•The Target Fund and the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the applicable Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, as described in more detail in “U.S. Federal Income Tax Considerations” below.

If shareholders of the Target Fund do not approve the Plan or if the Reorganization does not otherwise close, the Target Fund Board will consider what additional action to take with respect to the Target Fund. The Plan may be terminated and the Reorganization may be abandoned at any time prior to Closing by mutual agreement of the parties. The Plan may be amended or modified in a writing signed by the parties to the Plan.

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor under which an investment adviser to a registered investment company (or an affiliated person of such investment adviser) may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an advisory contract with the investment company if the following two conditions are satisfied: (1) for a period of three years after the transaction, at least 75% of the board of the investment company (or its successor) cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser of the investment company (or its successor); and (2) no “unfair burden” may be imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the transaction occurs, whereby the investment adviser, or predecessor or successor adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly (a) from the investment company or its security holders (other than compensation for bona fide investment advisory or other services), or (b) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation for principal underwriting services).

While no equity ownership interest in DMC is being sold in connection with the Reorganization, DMC, JSP and the Acquiring Trust will use all commercially reasonable efforts to ensure that for a period of at least three (3) years after the Closing, at least 75 per cent of the members of the Acquiring Fund Board are not interested persons of either DMC or JSP; and that for a period of at least two (2) years after the Closing, no undue burden is imposed on the Acquiring Fund or their shareholders.

COSTS OF REORGANIZATION

The Reorganization costs, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of the Target Fund all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the conversion costs associated with the Reorganization, will be borne by JSP and DMC. Neither the Target Fund nor the Acquiring Fund will bear any costs related to the Reorganization. The costs related to the Reorganization include, but are not limited to, costs associated with preparation, printing and distribution of the N-14 Registration Statement for the Reorganization (including the prospectus/proxy statement contained therein), legal fees, accounting fees, and expenses of soliciting Target Fund shareholders and holding shareholder meetings.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of the material U.S. federal income tax considerations of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in tax-advantaged accounts.

The Reorganization is intended to qualify as a “reorganization” under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, generally for U.S. federal income tax purposes:

•The acquisition by the Acquiring Fund of all of the assets of the Target Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a) of the Code, and the Target Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.
•No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Sections 361(a) and 357(a) of the Code.
•No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund pursuant to Section 1032(a) of the Code.
•No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.
•The tax basis of each asset of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such asset to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.
•The holding period of each asset of the Target Fund received by the Acquiring Fund will include the periods during which such asset was held by the Target Fund pursuant to Section 1223(2) of the Code.
•No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.
•The aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.
•The holding period of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the shareholder’s holding period of the Target Fund shares surrendered in exchange therefor, provided that such Target Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.
•The taxable year of Target Fund will not end as a result of the Reorganization. For the purposes of Section 381 of the Code, Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Treasury Regulations promulgated thereunder.

The opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Ropes & Gray LLP will rely in rendering its opinion and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt. A copy of the opinion will be filed with the SEC and will be available for public inspection. Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives in the exchange.

Prior to the closing of the Reorganization, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated for taxable years ending on or prior to the date of closing of the Reorganization.

The Acquiring Fund will succeed to the capital loss carryovers of the Target Fund, assuming the Reorganization qualifies as a tax-free reorganization, and any such capital loss carryovers would be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Acquiring Fund and its shareholders post-closing. As of October 31, 2020, the Target Fund did not have capital loss carryforwards as follows.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have if the Reorganization had not occurred. In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the Target Fund, shareholders of the Target Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have had if the Reorganization had not occurred. The unrealized appreciation in value of investments as a percentage of its net asset value at October 31, 2020 was approximately 32.2% for the Target Fund and 29.5% for the Acquiring Fund; unrealized appreciation of 32.1% for the combined Fund. As a result, shareholders of the Target Fund may receive a lesser amount of taxable distributions than they would have had if the Reorganization had not occurred.

This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences as well as the state, local and foreign consequences to you, if any, of a Reorganization in light of your particular circumstances.

ACCOUNTING SURVIVORSHIP

The Target Fund will be considered to be the accounting survivor of the Reorganization, meaning that the Acquiring Fund will assume the financial and performance history of the Target Fund. While the acquiring fund is normally considered the legal survivor and accounting survivor of a reorganization, continuity and dominance in one or more of the following areas may lead to a determination that the target fund should be considered the accounting survivor: (1) portfolio management; (2) investment objectives, policies and restrictions; (3) portfolio composition; (4) expense structure and expense ratios; and (5) asset size. The Target Entity and the Acquiring Entity believe the Target Fund will be the accounting survivor of the Reorganization based on the continuity and dominance established in each of these areas:

(1)Portfolio management: JSP currently serves as the investment sub-adviser to the Target Fund, and is responsible for the portfolio management of the Target Fund and has done so since 2005. The same portfolio management team that manages the Target Fund will manage the Acquiring Fund after the Reorganization.

(2)Investment objectives, policies and restrictions: The Target Fund and the Acquiring Fund have the same investment objective. With the exception of the differences in diversification, as described under “Comparison of Principal Investment Strategies” and “Comparison of Fundamental and Non-Fundamental Investment Restrictions,” above, the Target Fund and Acquiring Fund have substantially the same investment strategies, policies and restrictions.

(3)Portfolio composition: The portfolio composition of the Acquiring Fund is expected to be substantially similar to that of the Target Fund because the Acquiring Fund is managed by JSP in substantially the same manner that JSP managed the Target Fund prior to the Reorganization.

(4)Expense structure and expense ratios: The Acquiring Fund’s total expense ratios after the implementation of the expense cap are expected to be less than or equal to the current total expense ratios of the Target Fund.

(5)Asset size: The Target Fund is substantially larger than the Acquiring Fund. As of December 31, 2020, the Target Fund had $2.8 billion in assets while the Acquiring Fund had $94.6 million in assets.

TARGET FUND BOARD RECOMMENDATION

The Target Fund Board unanimously recommends that shareholders of the Target Fund approve the proposed Reorganization pursuant to the Plan.

VOTING INFORMATION

PROXY STATEMENT/PROSPECTUS

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the Target Fund Board is soliciting your proxy to vote on the Proposal at the Meeting and at any adjournments of the Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Meeting. Target Fund shareholders may vote by participating in the virtual Meeting and following the instructions below. You do not need to attend the Meeting to vote. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

This Proxy Statement/Prospectus, the enclosed Notice of Meeting of Shareholders, and the enclosed proxy card are expected to be mailed on or about February 15, to all shareholders entitled to vote.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting this year will be conducted exclusively via webcast. Shareholders may attend the Meeting online by visiting www.meetingcenter.io/239969708. To participate in the Meeting, shareholders will need to follow the instructions included herein. The password for the Meeting is DUSG2021. The Meeting will begin promptly at 12:30 p.m. Eastern time. We encourage you to access the Meeting prior to the start time leaving ample time for the check in. If you experience technical difficulties prior to or during the Meeting, you may call 888-916-1751 for technical assistance. All Target Fund shareholders will be required to enter their individual control number in order to enter the Meeting. Only Target Fund shareholders will be able to participate in the Meeting.

Please follow the instructions on your Proxy Card. If you are a registered shareholder (i.e., you hold your shares through the Target Fund’s transfer agent), you do not need to register to attend the Meeting virtually on the Internet. Your individual control number, which is required to enter the Meeting, is included in the shaded box of your Proxy Card that accompanies this Proxy Statement.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to access your individual control number in order to attend the Meeting virtually on the Internet using the instructions below. To register and receive your individual control number to attend the Meeting online, you must submit proof of your proxy power (legal proxy) reflecting your Target Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time on March 18, 2021. You will receive a confirmation of your registration and your individual control number by email after Computershare receives your registration information. Requests for registration for the Meeting should be directed to Computershare at the following:

By email

Forward an image of your legal proxy to shareholdermeetings@computershare.com

Shareholders of record of the Target Fund as of the close of business on the Record Date of January 29, 2021, are entitled to vote at the Meeting. The number of outstanding shares of the Target Fund on the Record Date were 92,981,215.72, comprised of 6,150,682.716 Class A shares, 1,417,931.489 Class C shares, 249,642.570 Class R shares, 181,072.595 Class R6 shares, and 84,981,886.348 Institutional Class shares. Each share is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.

Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. If a proxy is authorized to vote for a shareholder, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Target Trust in writing at the address set forth on the cover page of the Proxy Statement/Prospectus before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder participates in the virtual Meeting, the shareholder may withdraw the proxy and vote at the Meeting. However, if your shares are held through a broker-dealer or other financial intermediary you will need to obtain a “legal proxy” from them in order to vote your shares at the Meeting.

Executed proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the Proposal.

QUORUM REQUIREMENT AND ADJOURNMENT

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting. A Quorum means one-third (33 1/3%) of the shares of the Target Fund that are entitled to vote at the Meeting, present virtually at the Meeting or represented by proxy.

If sufficient votes to approve the Proposal are not received by the date of the Meeting or any reconvened Meeting following an adjournment, the Meeting or reconvened Meeting may be adjourned to permit further solicitations of proxies. The persons named as proxies on the enclosed proxy cards will vote their proxies in their discretion on questions of adjournment and any other items (other than the Proposal) that properly come before the Meeting. A majority of the votes cast by shareholders of the Target Fund present virtually or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson of the Meeting.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Proposal because an absolute percentage of affirmative votes is required to approve the Proposal.

Broker non-votes are proxies from brokers or nominees that indicate that they have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary authority to vote, such as the Proposal.

VOTE NECESSARY TO APPROVE THE PROPOSAL

The Proposal must be approved by a 1940 Act Majority vote of the outstanding voting securities of the Target Fund. A “1940 Act Majority” of the outstanding voting securities of a fund means the lesser of (i) 67% or more of the voting securities of the fund that are present at a meeting if holders of shares representing more than 50% of the outstanding voting securities of the fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the fund.

PROXY SOLICITATION

In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Target Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record.

In addition to solicitations by mail, officers and employees of the Target Fund, DMC, JSP and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Target Fund expects that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, you may receive a telephone call from a representative of the Target Fund if your votes have not yet been received.  Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Target Fund’s representative is required to ask for each shareholder’s full name and address, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Target Fund’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information elicited matches the information previously provided to the Target Fund, then the Target Fund’s representative has the responsibility to explain the voting process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Target Fund’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Target Fund’s representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Target Fund immediately if his or her instructions are not correctly reflected in the confirmation.

SHARE OWNERSHIP BY LARGE SHAREHOLDERS, MANAGEMENT AND TRUSTEES

A list of the name, address, and percent ownership of each person who, as of January 29, 2021, to the knowledge of the Target Fund, owned 5% or more of the outstanding shares of the Target Fund can be found at Exhibit A.

To the best of the knowledge of the Target Trust, the ownership of shares of the Target Fund by executive officers and Trustees of the Target Fund as a group constituted less than 1% of the shares of the Target Fund as of January 29, 2021.

OTHER MATTERS

CAPITALIZATION

The following table shows the capitalization of the Target Fund as of December 31, 2020 and of the Acquiring Fund on a pro forma combined basis (unaudited) as of the same date, giving effect to the proposed Reorganization. The following is an example of the number of shares of the Acquiring Fund that would have been exchanged for the shares of the Target Fund if the Reorganization had been consummated on December 31, 2020, and does not necessarily reflect the number of shares or value of shares that will actually be received if the Reorganization occurs on the Closing Date. The capitalizations of the Target Fund and the Acquiring Fund are likely to be different on the Closing Date as a result of daily share purchase, redemption, and market activity.

(unaudited)	Target Fund(1)	Acquiring Fund	Pro Forma Adjustments(1)	Acquiring Fund (pro forma)(1)
Aggregate Net Assets	$2,827,657,220	$94,567,173	–	$2,922,224,393
Shares Outstanding – Class A	6,119,910	N/A	(6,119,910)	N/A
Net Asset Value Per Share – Class A	$26.55	N/A	N/A	N/A
Net Assets – Class A	$162,461,226	N/A	$(162,461,226)	N/A
Shares Outstanding – Class C	1,601,338	N/A	(1,601,338)	N/A
Net Asset Value Per Share – Class C	$20.23	N/A	N/A	N/A
Net Assets – Class C	$32,399,443	N/A	$(32,399,443)	N/A
Shares Outstanding –Institutional Class	85,697,796	285,647	(155,797)	85,827,646
Net Asset Value Per Share –Institutional Class	$30.59	$13.90	N/A	$30.59
Net Assets -/Institutional Class	$2,621,093,837	$3,971,511	–	$2,625,065,348
Shares Outstanding – Class R	254,380	N/A	(254,380)	N/A
Net Asset Value Per Share – Class R	$24.55	N/A	N/A	N/A
Net Assets – Class R	$6,243,793	N/A	$(6,243,793)	N/A
Shares Outstanding – Class R6	176,843	N/A	(176,843)	N/A
Net Asset Value Per Share – Class R6	$30.87	N/A	N/A	N/A
Net Assets – Class R6	$5,458,921	N/A	$(5,458,921)	N/A
Shares Outstanding –Investor Class	N/A	3,541	7,573,899	7,577,440
Net Asset Value Per Share – Investor Class	N/A	$13.80	N/A	$26.55
Net Assets – Investor Class	N/A	$48,850	$201,104,462	$201,153,312
Shares Outstanding –IS Class	N/A	6,529,935	(3,419,807)	3,110,128
Net Asset Value Per Share – IS Class	N/A	$13.87	N/A	$30.87
Net Assets – IS Class	N/A	$90,546,812	$5,458,921	$96,005,733
(1)Reflects the conversion of Target Fund Shares for Acquiring Fund Shares as a result of the Transaction

DISSENTERS' RIGHTS

If the Reorganization is approved at the Meeting, Target Fund shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law.

Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value until the Closing Date of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at net asset value.

SHAREHOLDER PROPOSALS

The governing instruments of the Target Trust do not require that the Target Fund hold annual meetings of shareholders. The Target Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Target Fund. The Target Trust also would be required to hold a shareholder meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Target Trust’s governing instruments generally provide that a shareholder meeting shall be called upon written request of the holders of shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting.

Shareholders of the Target Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Target Trust a reasonable time before the Target Fund Board’s solicitation relating to that meeting is to be made. Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement. The persons named as proxies in future proxy materials of the Target Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Target Fund within a reasonable period of time before the Target Trust’s Board’s solicitation relating to that meeting is made. Written proposals with regard to the Target Fund should be sent to the Secretary of the Target Trust, at the address of the Target Fund given above. If the proposed Reorganization is approved and completed, shareholders of the Target Fund will become shareholders of the Acquiring Fund and, thereafter, will be subject to the shareholder proposal requirements of the Acquiring Fund.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ropes & Gray LLP.

AUDITORS

The financial statements of the Target Fund for the year ended October 31, 2020, contained in the Acquired Fund’s Annual Report to Shareholders, has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm. Cohen & Company Ltd., serves as the independent registered public accounting firm for the Acquiring Fund.

EXHIBIT A

OWNERSHIP OF THE TARGET FUND

SIGNIFICANT HOLDERS

The following tables show, as of January 29, 2021, the accounts of the Target Fund that own of record 5% or more of a class of the Target Fund. Unless otherwise indicated, the Target Trust has no knowledge of beneficial ownership.

Class A Shares:

Name and Address	% Ownership	Total Shares
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.99%	614,598.502
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	8.67%	533,171.213
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	8.67%	533,012.280
NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.81%	480,489.084

Class C Shares:

Name and Address	% Ownership	Total Shares
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	28.81%	408,449.845
NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	9.96%	141,268.217
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	9.29%	131,684.542
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	8.08%	114,536.272
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	6.13%	86,882.138
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.08%	86,271.065
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	5.88%	83,339.938

Class R Shares:

Name and Address	% Ownership	Total Shares
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	20.04%	46,184.837
ASCENSUS TRUST COMPANY FBO HSIPM 401(K) PLAN ASCENSUS TRUST COMPANY PO BOX 10577 FARGO, ND 58106	12.89%	29,699.124
ASCENSUS TRUST COMPANY FBO KAREN L. SAMUELS, PH.D. P.O. BOX 10758 FARGO ND 58106	6.39%	14,723.032
MID ATLANTIC TRUST COMPANY FBO PMALLIANCE, INC 401K PLAN 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	5.50%	12,682.542
MID ATLANTIC TRUST COMPANY FBO MOHRMAN & KAARDAL P A 401(K) 1251 WATERFRONT PLACE, SUITE 525 PITTSBURGH, PA 15222	5.38%	12,403.970

Institutional Class Shares:

Name and Address	% Ownership	Total Shares
GREAT-WEST TRUST COMPANY LLC TTEE WELLS FARGO & CO LARGE CAP GROWTH 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	50.86%	43,167,669.893
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	27.50%	23,338,877.187
EDWARD D JONES AND CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER ROAD ST LOUIS MO 63131-3710	8.56%	7,263,846.246

Class R6 Shares:

Name and Address	% Ownership	Total Shares
VANGUARD FIDUCIARY TR COMPANY 400 DEVON PARK DRIVE 123 WAYNE PA 19087-1816	60.27%	109,166.743
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	22.77%	41,245.933
GREAT-WEST TRUST COMPANY LLC TTEE EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	13.34%	24,153.345

Exhibit B
Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“AGREEMENT”) is adopted as of this […] day of […], […] by and among: (i) Delaware Group Adviser Funds, an open-end registered investment company (“TARGET ENTITY”), on behalf of its portfolio, the Delaware U.S. Growth Fund (the “TARGET FUND”); (ii) Managed Portfolio Series, an open-end registered investment company (“ACQUIRING ENTITY”), on behalf of its series, the Jackson Square Large-Cap Growth Fund (the “ACQUIRING FUND”); (iii) solely for the purposes of Sections 1.1(g), 1.1(h), 9.2 and 11.2 of this Agreement, Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DELAWARE”), investment adviser of the Target Fund; and (iv) solely for the purposes of Sections 1.1(h), 9.2 and 11.1 of this Agreement, Jackson Square Partners, LLC (“JACKSON SQUARE”), investment adviser of the Acquiring Fund. Other than the Target Fund and the Acquiring Fund, no other series of either the Target Entity or the Acquiring Entity are parties to this Agreement.

WHEREAS, each of the Target Entity and the Acquiring Entity is an open-end, investment company of the management type registered with the Securities and Exchange Commission (the “COMMISSION”); and

WHEREAS, the Target Fund currently offers five classes of shares, Class A, Class C, Class R, Institutional Class and Class R6 and the Acquiring Fund currently offers three classes of shares, Investor Class, Institutional Class and IS Class (collectively, “Acquiring Fund shares”); and

WHEREAS, the parties hereto intend for the Acquiring Entity, on behalf of the Acquiring Fund, and the Target Entity, on behalf of the Target Fund, to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the assets, property, and goodwill of the Target Fund in exchange solely for (A) Acquiring Fund shares (as indicated in the table in Schedule 1.1 to this Agreement) and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “REORGANIZATION”); and

WHEREAS, Delaware is currently the investment adviser and Jackson Square is currently the investment subadviser to the Target Fund; and

WHEREAS, the Target Fund is classified as a “diversified company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 ACT”), meaning that with respect to 75% of a Fund’s total assets: (1) no more than 5% may be invested in the securities of a single issuer, and (2) a Fund may not hold more than 10% of the outstanding voting securities of a single issuer; and

WHEREAS, the Acquiring Fund is classified as a “non-diversified company”, meaning a company that does not satisfy the definition of a “diversified company” set forth in the 1940 Act; and

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g); and

WHEREAS, the parties hereto intend that the Reorganization contemplated by this Agreement constitute a “Reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “CODE”);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.DESCRIPTION OF THE REORGANIZATION

1.1 Provided that all conditions precedent to the Reorganization set forth herein have been satisfied as of the Effective Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the others, the Target Entity and the Acquiring Entity agree to take the following steps with respect to the Reorganization:

a.The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.1(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities of the Target Fund, as defined and set forth in Section 1.1(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares (as applicable) determined in the manner set forth in Section 2.

b.The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Effective Date (collectively, “ASSETS”).

c.The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its liabilities and obligations prior to the Effective Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Effective Date (collectively, “LIABILITIES”).

d.At the Closing, each shareholder of record of the Target Fund as of the record date (the “DISTRIBUTION RECORD DATE”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 8.6 hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Fund that such person had on such Distribution Record Date.

e.As soon as reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“TARGET FUND SHAREHOLDERS”) the shares of the Acquiring Fund received by the Target Fund pursuant to Section 1.1(a) pro rata on a class-by-class basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Each Target Fund shareholder will receive the number of full and fractional shares of the class of the Acquiring Fund corresponding to the class of shares of the Target Fund (as indicated in Schedule 1.1) held by such Target Fund Shareholder that has an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Target Fund held of record by such Target Fund Shareholder at the Closing. Such distribution and liquidation will be accomplished, with respect to the Target Fund’s shares, by the transfer of the Acquiring Fund shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective number of Acquiring Fund shares of each class due to such Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

f.Ownership of Acquiring Fund shares will be shown on the Acquiring Fund’s books, as such are maintained by the Acquiring Fund’s transfer agent.

g.All books and records of the Target Fund maintained by the Target Fund or by Delaware, including all books and records required to be maintained under the 1940 Act, and the rules and regulations promulgated thereunder, shall be given to the Acquiring Fund on the Effective Date (as defined below) by the Target Fund or by Delaware, as the case may be, and Delaware shall cause copies of all such books and records maintained by the Target Fund’s administrator, custodian, distributor or fund accountant to be turned over to the Acquiring Fund or its agents as soon as practicable following the Effective Date.

h.To the extent applicable, Delaware, Jackson Square and the Acquiring Entity will use all commercially reasonable efforts to ensure that the Reorganization will comply with the safe harbor provisions of Section 15(f) of the 1940 Act. In particular, subject to the foregoing, Delaware, Jackson Square and the Acquiring Entity will use all commercially reasonable efforts to ensure that for a period of at least three (3) years after the Effective Date (as defined in Section 3.1), at least 75 per cent of the members of the Acquiring Entity’s board of trustees are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of either Delaware or Jackson Square; and for a period of at least two (2) years after the Effective Date, no undue burden is imposed on the Acquiring Fund or its shareholders.

2.VALUATION

2.1    With respect to the Reorganization:

(a)The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (defined below) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities in each case using the valuation procedures established by the Acquiring Entity’s Board of Trustees (“ACQUIRING FUND’S VALUATION PROCEDURES”).

(b)The net asset value per share of each class (as applicable) of the Acquiring Fund’s shares issued in connection with the Reorganization shall be the net asset value of the Target Fund attributable to the corresponding class computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the Acquiring Fund’s Valuation Procedures, divided by the number of shares of that class issued by the Acquiring Fund.

(c)The number of shares of the applicable class of the Acquiring Fund issued in connection with the Reorganization shall be determined by dividing the value of the per share net asset value of each class of the Target Fund, determined in accordance with the Acquiring Fund’s Valuation Procedures, by the net asset value per share of the corresponding class of the Acquiring Fund, determined in accordance with the Acquiring Fund’s Valuation Procedures, multiplied by the number of shares of the Target Fund. The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund shares to be so credited to Target Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund shares owned by Target Fund Shareholders immediately prior to the opening of business on the Effective Date.

(d)All computations of value shall be made by the Acquiring Fund’s administrator using the Acquiring Fund’s Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Entity or the Acquiring Entity, by the independent registered public accountant of the requesting party.

(e)“VALUATION TIME” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f)“VALUATION DATE” shall mean the same business day as the Effective Date.

3.CLOSING AND EFFECTIVE DATE

3.1The Reorganization shall close on […], 2021 or such other date as the parties may agree (the “EFFECTIVE DATE”). All acts taking place at the closing of the Reorganization (the “CLOSING”) shall be deemed to take place simultaneously as of immediately following the closing of regular trading on the NYSE on the Effective Date unless otherwise agreed to by the parties (the “CLOSING TIME”). The Closing of the Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2With respect to the Reorganization:

(a)The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Effective Date to the Acquiring Fund’s custodian (the “ACQUIRING CUSTODIAN”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Entity shall direct the Target Fund’s custodian (the “TARGET CUSTODIAN”) to deliver to the Acquiring Custodian as of the Effective Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act), in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Effective Date. If the Target Fund is unable to make such delivery on the Effective Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Effective Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Effective Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)The Target Entity shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund at the Closing Time on the Effective Date.

(c)At such time prior to the Effective Date as the parties mutually agree, the Target Fund shall provide: (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Effective Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d)The Target Entity shall direct the transfer agent for the Target Fund (the “TARGET TRANSFER AGENT”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Entity, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class (as applicable) owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund a confirmation evidencing the Acquiring Fund shares to be credited on the Effective Date, or provide other evidence reasonably satisfactory to the Target Entity that such Acquiring Fund shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, assumption of liabilities, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)In the event that on the Valuation Date or the Effective Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each,

an “EXCHANGE”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Effective Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4REPRESENTATIONS AND WARRANTIES

4.1Target Entity, on behalf of itself or, where applicable, the Target Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a)The Target Fund is duly established as a separate series of the Target Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its organizational documents, to own all of its Assets, to carry on its business as it is now being conducted and, subject to approval by the Target Fund’s shareholders, to enter into this Agreement and perform its obligations hereunder;

(b)The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 ACT”), are in full force and effect;

(c)No consent, approval, authorization, or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Effective Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 ACT”), the 1940 Act and Delaware securities laws;

(d)The current prospectus and statement of additional information (each as supplemented) of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f)Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Effective Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, other than such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g)The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Entity’s organizational documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Entity, on behalf of the Target Fund, is a party or by which it is bound;

(h)Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Entity’s or the Target Fund’s knowledge, threatened against the Target Entity or with respect to the Target Fund that, if adversely determined, would materially and adversely affect the Target Entity’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Fund and the Target Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings or investigations, and neither the Target Entity nor the Target Fund are a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “PROSPECTUS” and “STATEMENT OF ADDITIONAL INFORMATION”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Target Fund, the redemption of Target Fund shares held by shareholders of the Target Fund, distributions of the Target Fund’s net investment income and/or net recognized gains, or the discharge of the Target Fund’s ordinary course liabilities shall not constitute a material adverse change;

(k)On the Effective Date, all material Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and were (at the time filed), are or will be true, correct and complete in all material respects, and all Taxes (as defined below) of the Target Fund shown as due to any government authority on any such Return shall have been paid or provision shall have been made for the payment thereof. To the knowledge of the Target Fund, no such Return is currently under audit by any federal, state, local or foreign Tax authority. No waivers of the time within which a Tax authority may assess such Taxes are outstanding, nor are any written requests for such waivers pending (other than waivers as a result of extensions of time to file Tax Returns). To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, dividend reporting forms, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l)The Target Fund is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code and has filed an election to be a regulated investment company under the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Effective Date and intends to satisfy any applicable requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Effective Date. For each taxable year since inception (or portion thereof), the Target Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund, to its knowledge, has not had at any time since its inception (and will not have as of the Effective Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended before the Effective Date. The Target Fund, to its knowledge, has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder;

(m)The Target Fund has not changed its taxable year end within the most recent 60-month period ending on […], 2021, and will not change its taxable year end prior to the Effective Date, without the consent of the Acquiring Entity, whose consent will not be unreasonably withheld;

(n)All issued and outstanding shares of the Target Fund are, and on the Effective Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Target Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

(o)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Date by all necessary action, if any, on the part of the board of trustees of the Target Entity, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)Within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the preparation of the N-14 Registration Statement (as defined in Section 5.1(b)) in connection with the meeting of shareholders of the Target Fund to approve this Agreement and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein;

(q)The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(r)The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(s)The Target Fund has no unamortized or unpaid organizational fees or expenses;

(t)Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquired Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with any liability known to the Target Fund prior to the Effective Date; and

(u)The Target Fund has not been notified in writing that any examinations of the Returns of the Target Fund are currently in progress or threatened, and the Target Fund has not been notified in writing that a deficiency has been asserted or assessed against it as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to the knowledge of the Target Fund, there are no levies, liens or other encumbrances related to Taxes existing or known to the Target Fund to be threatened or pending with respect to the Assets of the Target Fund (other than liens for Taxes not yet due and payable).

4.2The Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Target Entity and the Target Fund as follows:

(a)The Acquiring Fund is duly established as a separate series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware with power under its organizational documents to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b)The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)The registration of the shares of the Acquiring Fund to be issued in the Reorganization under the 1933 Act is in full force and effect;

(d)No consent, approval, authorization, or order of any court, governmental authority under U.S. federal law or the Delaware Statutory Trust Act or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Entity of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Effective Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e)The prospectus and statement of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f)The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in its prospectus and statement of additional information;

(g)The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Entity’s organizational documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound;

(h)Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity or with respect to the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Entity’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Entity, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such proceedings and neither the Acquiring Entity nor the Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the information required to be maintained under the laws, rules and regulations applicable to the Acquiring Fund;

(j)The financial statements of the Acquiring Fund for the Acquiring Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring Fund’s registration statement on Form N-1A. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(k)Since the last day of the Acquiring Fund’s most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business. For purposes of this paragraph, a decline in net asset value due to declines in market value of securities held by the Acquiring Fund, the redemption of Acquiring Fund shares held by shareholders of the Acquiring Fund, distributions of the Acquiring Fund’s net investment income and/or net recognized gains, or the discharge of the Acquiring Fund’s ordinary course liabilities shall not constitute a material adverse change;

(l)The Acquiring Entity’s board of trustees and officers have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence or have commenced operations as series of a registered open-end management investment company, including, without limitation, approving and executing investment advisory contracts in the manner required by the 1940 Act and approving and executing such other contracts as are necessary for the operation of the Acquiring Fund;

(m)On the Effective Date, all material Returns of the Acquiring Fund required by law to have been filed by such date (including any extensions), if any, shall have been filed and were (at the time filed), are or will be true, correct and complete in all material respects, and all Taxes of the Acquiring Fund shown as due to any government authority on any such Return shall have been paid or provision shall have been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority. No waivers of the time within which a Tax authority may assess such Taxes are outstanding, nor are any written requests for such waivers pending (other than waivers as a result of extensions of time to file Tax Returns). To the Acquiring Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Acquiring Fund does not file a Return that the Acquiring Fund is or may be subject to taxation in that jurisdiction. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

(n)The Acquiring Fund (i) qualifies and intends to continue to qualify as a regulated investment company under Subchapter M of the Code for its taxable year which includes the Effective Date, and (ii) is a “fund,” as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code and the consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to continue the Target Fund’s qualification as a regulated investment company from and after the Closing. For each taxable year since inception (or portion thereof), the Acquiring Fund has been eligible to compute its federal income tax under Section 852 of the Code. The Acquiring Fund has not had at any time since its inception (and will not have as of the Effective Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended before the Effective Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(o)All issued and outstanding Acquiring Fund shares are, and on the Effective Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom;

(p)The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Date by all necessary action, if any, on the part of the board of the trustees of the Acquiring Entity, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(q)The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Effective Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity and the Acquiring Fund;

(r)The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(s)The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which they expect to be reimbursed by the Target Fund, directly or indirectly;

(t)The information provided by the Acquiring Fund for use in the N-14 Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such N-14 Registration Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the N-14 Registration Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein;

(u)There is no plan or intention for the Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2) of the Code) following the Reorganization; and

(v)In conjunction with Section 1.1(h), the Acquiring Entity shall furnish Jackson Square and Delaware with any future independent trustee candidate names to verify independence from and non-affiliation with Jackson Square and Delaware.

5.COVENANTS

5.1With Respect to the Reorganization:

(a)Both the Target Fund and Acquiring Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Effective Date for the Reorganization, it being understood that such ordinary course of business during that time period may include the purchase and sale of portfolio securities and other instruments, purchases and redemptions of Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct its business operations in the ordinary course in all material respects.

(b)The parties hereto shall cooperate in preparing, and the Acquiring Entity shall file with the Commission, a registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization (the “N-14 REGISTRATION STATEMENT”).

(c)The Target Entity will call a meeting of the shareholders of the Target Fund to consider and act separately upon this Agreement with respect to the Target Fund and to take all other action necessary to obtain approval of the transactions contemplated herein.

(d)The Target Fund covenants that the Acquiring Fund shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e)The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(f)The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with: (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Entity may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury Regulations following the Closing for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “TARGET FUND SHAREHOLDER DOCUMENTATION”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Target Fund (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury Regulation sections 1.6045A-1 and 1.6045B -1(a))) for purposes of preparing any Returns required by law to be filed by the Target Fund for tax periods ending after the Effective Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund relating to any taxable years of the Target Fund not closed by the applicable Tax statute of limitations (the “FIN 48 WORKPAPERS”). The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(g)Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement; provided, however, that nothing in this Agreement will obligate the board of trustees of the Target Entity to approve or take any action that is inconsistent with its fiduciary duties to the Target Entity, the Target Fund or its shareholders.

(h)As promptly as reasonably practicable after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(d) hereof.

(i)After the Effective Date, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code.

(j)The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that, to its knowledge, is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code.

(k)Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, preparing Returns relating to tax periods ending on or prior to the Effective Date (whether due before or after the Effective Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties in writing.

(l)The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the

Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(m)The Target Entity, on behalf of the Target Fund, agrees that the acquisition of all Assets and Liabilities of the Target Fund by the Acquiring Entity, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Entity hereby assigns to the Acquiring Entity all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(n)The Target Entity and the Acquiring Entity will coordinate with their respective administrators to provide a valuation check to determine whether the use of the Acquiring Fund’s Valuation Procedures will result in material differences in the prices of the portfolio securities of the Target Fund as compared to the prices of the same portfolio securities determined using the Target Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Effective Date and again within one week of the Effective Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Target Entity and the Acquiring Entity will work together, in good faith, to eliminate or minimize such differences prior to the Closing.

(o)The Acquiring Entity covenants that it will not make any material changes to the Acquiring Fund’s Valuation Procedures prior to the Effective Date without providing the Target Entity with written notice of such changes at least ten days prior to the effective date of such changes.

(p)The Acquiring Entity shall supply to the Target Entity the statement of assets and liabilities for the Acquiring Fund described in Section 4.2 of this Agreement in conformity with the requirements described in such section.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1The obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein and the effectiveness of the Reorganization shall be subject, at the Target Fund’s election, to the performance by the Acquiring Entity and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Effective Date, and, in addition thereto, the following conditions:

(a)All representations, covenants and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date;

(b)The Acquiring Entity shall have delivered to the Target Entity on the Effective Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Entity and dated as of the Effective Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Effective Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Effective Date;

(d)The Acquiring Entity has not made any material changes to the Acquiring Fund’s Valuation Procedures between the date of this Agreement and the Effective Date, except as provided in Section 5.1(o) herein;

(e)The Target Entity shall have received a favorable opinion from Kilpatrick Townsend & Stockton LLP, counsel to the Acquiring Entity, dated the Effective Date and in a form satisfactory to the Target Entity, to the following effect:

(i.)The Acquiring Entity is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Entity;

(ii.)This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Entity and, assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Entity enforceable against the Acquiring Entity in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii.)The shares of the Acquiring Fund to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv.)The execution and delivery of this Agreement did not, and the performance by the Acquiring Entity of its obligations hereunder will not, violate the Acquiring Entity’s organizational documents;

(v.)The Acquiring Entity is duly registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi.)Except as disclosed in writing to the Target Entity, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Entity; and

(vii.)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Entity of the transactions contemplated by this Agreement except such as have been obtained; and

(f)In connection with the opinion contemplated by Section 6.1(e) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Entity.

(g)The Acquiring Fund’s registration statement on Form N-14 filed by the Acquiring Entity with the Commission to register the offer of shares of the Acquiring Fund will be in effect on the Effective Date.

7.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1With respect to the Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Entity and the Target Fund of all of the obligations to be performed by it hereunder on or before the Effective Date and, in addition thereto, the following conditions:

(a)All representations, covenants and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Date, with the same force and effect as if made on and as of the Effective Date;

(b)The Target Entity shall have delivered to the Acquiring Entity on the Effective Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Effective Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Effective Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)The Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) the items listed in clauses (1), (2), and (4) of Section 5.1(f)

hereof and (ii) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d)The Target Custodian shall have delivered the certificate contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e)The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Effective Date;

(f)The Acquiring Entity shall have received a favorable opinion of Stradley Ronon Stevens & Young LLP, counsel to the Target Entity, dated the Effective Date and in a form satisfactory to the Acquiring Entity, to the following effect:

(i.)The Target Entity is a statutory trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Target Fund’s properties and assets and to carry on its business as presently conducted. The Target Fund has been established as a separate series of the Target Entity under the Amended and Restated Agreement and Declaration of Trust of the Target Entity;

(ii.)This Agreement has been duly authorized, executed and, to such counsel’s knowledge, delivered by the Target Entity, on behalf of the Target Fund, and, assuming the N-14 Registration Statement complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Entity enforceable against the Target Entity, on behalf of the Target Fund, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii.)The execution and delivery of this Agreement did not, and the performance by the Target Entity of its obligations hereunder, including the transfer of the Assets, will not, violate the Target Entity’s organizational documents;

(iv.)The Target Entity is duly registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(v.)Except as disclosed in writing to the Acquiring Entity, such counsel knows of no material legal proceedings pending against the Target Entity; and

(vi.)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Entity of the transactions contemplated by this Agreement except such as have been obtained; and

(g)In connection with the opinion contemplated by Section 7.1(f) of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Entity.

8.FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Effective Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Entity’s organizational documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2On the Effective Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5With respect to the Reorganization, the Target Entity (on behalf of the Target Fund) and the Acquiring Entity (on behalf of the Acquiring Fund) shall have received on or before the Effective Date an opinion of Ropes & Gray LLP (which opinion will be subject to certain qualifications) as to the matters set forth on Schedule 8.5. In rendering such opinion, Ropes & Gray LLP may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Ropes & Gray LLP appropriate to render the opinions expressed therein.

Subject to receipt of the certificates referenced in this Section 8.5 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Target Entity and the Acquiring Entity agree that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described in Schedule 8.5. Opinions of counsel are not binding upon the Internal Revenue Service or the courts and there is no assurance that the Internal Revenue Service or a court would agree with the opinions. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.5.

8.6The Target Fund shall have declared and paid a dividend or dividends on or prior to the Valuation Date that, together with all previous distributions qualifying for the dividends paid deduction, shall have the effect of distributing to its shareholders, in distributions qualifying for the dividends paid deduction: (i) all of the Target Fund’s investment company taxable income as defined in Section 852 of the Code, and, (ii) all of the Target Fund’s net capital gain realized (after reduction for any capital loss carryover); the amounts in (i) and (ii) shall in each case be determined without regard to any deductions for dividends paid and shall include amounts in respect of both (x) the Target Fund’s taxable year ending on the date of Closing, and (y) any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

9.FEES AND EXPENSES

9.1.The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.Except as may be otherwise agreed to in writing between Jackson Square and Delaware, Jackson Square and Delaware will each be responsible and pay fifty percent (50%) of the total expenses relating to the Reorganization, including, but not limited to: (1) the external legal costs to Delaware, the Target Fund and the Acquiring Fund of preparing and negotiating this Agreement; (2) the external legal, printing and mailing costs associated with providing the supplement to the prospectus of the Target Fund notifying shareholders of board approval of this Agreement; (3) the external legal costs associated with the N-14 Registration Statement preparation, filing and negotiations with the Commission; (4) the fees charged by the Target Fund’s independent registered public accountants for services related to the Reorganization; (5) the fees charged by the Acquiring Fund’s transfer agent for services relating to the Reorganization, including deconversion, printing, mailing and imaging; (6) solicitation by proxy of approval of the Reorganization by the Target Fund Shareholders, including printing, mailing, and solicitation and tabulation of shareholder votes; (7) external legal costs associated with an opinion of counsel issued to both the Target Fund and the Acquiring Fund regarding the qualification of the Reorganization as a tax-free reorganization; (8) all necessary taxes in connection with the Reorganization, including all applicable Federal, state and foreign stock transfer stamps; (9) costs associated with obtaining board approvals; (10) any necessary order of exemption from the 1940 Act; (11) accounting fees; (12) expense of holding shareholders’ meetings; and (13) other related fund administrative or fund operational costs (including, for example, brokerage commissions, exchange fees, and securities registration fees). For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear the expenses relating to the Reorganization. The parties hereto agree to effectuate the Reorganization in a manner designed to minimize actual costs incurred. The terms in this Section 9.2 shall not supersede any separate agreement between Jackson Square and Delaware or between Jackson Square and U.S. Bancorp Fund Services, LLC, the fund administrator to the Acquiring Trust and Acquiring Fund, with respect to fees and expenses relating to the Reorganization.

10.COOPERATION AND EXCHANGE OF INFORMATION

Prior to the Closing and for a reasonable time thereafter, the Target Entity and the Acquiring Entity will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary: (i) for the filing of any Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all Returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for the taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Entity shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Entity have concluded that, based on their evaluation of the effectiveness of the Target Entity’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Entity to the Acquiring Entity with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Entity on Forms N-CSR and N-PORT or any forms adopted by the Commission in replacement of Forms N-CSR or N-PORT.

11.INDEMNIFICATION

11.1Jackson Square agrees to indemnify and hold harmless the Target Entity and each of the Target Entity’s officers and trustees and the Target Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Target Entity or any of its directors/trustees or officers or the Target Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or insofar as such loss, claim, damage, liability or expense relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty, or other act wrongfully done or attempted to be committed by Jackson Square or its officers, directors, trustees, employees or affiliates prior to Closing relating to the Reorganization. This indemnification obligation shall survive the termination of this Agreement and the Closing.

11.2Delaware agrees to indemnify and hold harmless the Acquiring Entity and each of its officers and trustees and the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity or any of its trustees or officers or the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Target Entity, on behalf of the Target Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or insofar as such loss, claim, damage, liability or expense relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty, or other act wrongfully done or attempted to be committed by Delaware or its officers, trustees directors, employees or affiliates prior to Closing relating to the Reorganization. This indemnification obligation shall survive the termination of this Agreement and the Closing.

12.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

12.1Except as described in Section 9.2, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties, other than any agreements that may exist from time to time between Delaware and Jackson Square.

12.2The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) mutual agreement of the Acquiring Entity and the Target Entity; or (ii) by either the Acquiring Entity or the Target Entity if the Closing shall not have occurred on or before […], unless such date is extended by mutual agreement of the Acquiring Entity and the Target Entity; (iii) by either the Acquiring Entity or the Target Entity if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iv) by the Acquiring Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Entity; or (v) by the Target Entity if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Entity. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 11, as to each of which all remedies at law or in equity of the party adversely affected shall survive. However, a termination pursuant to this provision shall not relieve Jackson Square of its obligations pursuant to Section 9.2 to bear expenses relating to the Reorganization, as specified in section 9.2, which were incurred prior to the termination.

14.AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment; provided, however, that following the meeting of Target Fund Shareholders pursuant to paragraph 5.1(c) of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

15.HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY; PUBLICITY; SEVERABILITY; EFFECT OF ELECTRONIC DOCUMENTS

15.1The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

15.3This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4This agreement may be executed in any number of counterparts, each of which shall be considered an original.

15.5It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of: (a) the Target Fund or the Acquiring Fund, as applicable, as provided in their respective organizational documents; and (b) the other parties. The execution and delivery of this Agreement have been authorized by the trustees of the Target Entity and the Acquiring Entity on behalf of the Target Fund and Acquiring Fund, respectively, and signed by authorized officers of the Target Entity and Acquiring Entity, acting as such. Such authorization by such trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

15.6Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

15.7Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

15.8A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

16.CONFIDENTIALITY

Each party will hold, and will cause its board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the disclosing party, all confidential information obtained from the disclosing party in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

In the event of a termination of this Agreement, each party agrees that it, along with its board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the disclosing party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

17. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

FOR TARGET ENTITY:

Delaware Group Adviser Funds
610 Market St.
Philadelphia, PA 19106
Attention: David Connor

WITH A COPY TO:

Jana Cresswell
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

FOR ACQUIRING ENTITY:

Managed Portfolio Series
615 East Michigan Street
Milwaukee, WI 53202
Attention: Thomas Bausch

WITH A COPY TO:

Jeffrey Skinner
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, NC 27101

FOR DELAWARE:

Delaware Management Company
610 Market Street
Philadelphia, PA 19106
Attention: David Connor

FOR JACKSON SQUARE:

Jackson Square Partners, LLC
One Letterman Drive, Building A, Suite A3-200
San Francisco, CA 94129
Attention: Sean Krieger

[SIGNATURE PAGE FOLLOWS]

AGREEMENT AND PLAN OF REORGANIZATION

SIGNATURE PAGE

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

DELAWARE GROUP ADVISER FUNDS,
on behalf of its series
DELAWARE U.S. GROWTH FUND

By:
Name:
Title:

MANAGED PORTFOLIO SERIES
on behalf of its series
JACKSON SQUARE LARGE-CAP GROWTH FUND

By:
Name:
Title:

DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust, solely for the purposes of Sections 1.1(g), 1.1(h), 9.2 and 11.2 of this Agreement

By:
Name:
Title:

JACKSON SQUARE PARTNERS, LLC solely for the purposes of Sections 1.1(h), 9.2, and 11.1 of this Agreement

By:
Name:
Title:

AGREEMENT AND PLAN OF REORGANIZATION
SCHEDULE 1.1

TARGET FUND AND CORRESPONDING ACQUIRING FUND

Target Fund Class*	Corresponding Acquiring Fund Class
Class A Class C Class R	Investor Class
Institutional Class	Institutional Class
Class R6	IS Class

AGREEMENT AND PLAN OF REORGANIZATION
SCHEDULE 8.5

TAX OPINION

(i) The acquisition by the Acquiring Fund of all of the Assets of its Target Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to, and assumption of its Liabilities by, the Acquiring Fund in exchange solely for the Acquiring Fund shares pursuant to Sections 361(a) and 357(a) of the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares to its shareholders in complete liquidation of the Target Fund pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of each Asset of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Asset to the Target Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

(vi) The holding period of each Asset of the Target Fund received by the Acquiring Fund will include the periods during which such Asset was held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund shares for the Acquiring Fund shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shareholder’s Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of the Acquiring Fund shares received by each shareholder of the Target Fund (including fractional shares to which they may be entitled) will include the shareholder’s holding period of the Target Fund shares surrendered in exchange therefor, provided that the Target Fund shares were held as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code.

(x) The taxable year of the Target Fund will not end as a result of the Reorganization. For the purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code as if there had been no Reorganization, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and, if applicable, the Income Tax Regulations promulgated thereunder.

Notwithstanding anything to the contrary herein, we express no opinion as to the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholders with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code or any contract described in Section 1256(b) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes upon the transfer of such asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code.

Exhibit C

FINANCIAL HIGHLIGHTS

The financial highlights in the following tables are intended to help you understand the Target Fund’s and Acquiring Fund’s financial performance for the fiscal periods indicated.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).  The information in the tables below for the fiscal periods indicated has been derived from the financial statements audited by PricewaterhouseCoopers, LLP for the Target Fund, the Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request. The information in the tables below for the fiscal periods indicated has been derived from the financial statements audited by Cohen & Company, Ltd. for the Acquiring Fund, the Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the annual report, which is available upon request.

Jackson Square Large-Cap Growth Fund – IS Class

Per Share Data	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016
Net asset value, beginning of year	$11.99	$13.94	$14.79	$13.89	$16.79
Investment Operations:
Net investment income(1)	-(2)	0.02	0.02	0.04	0.05
Net realized and unrealized gain (loss) on investments	2.66	1.26	0.74	2.83	(0.51)
Total from investment operations	2.66	1.28	0.76	2.87	(0.46)
Less distributions from:
Net investment income	(0.03)	(0.02)	(0.04)	(0.04)	(0.11)
Net realized gains	(2.29)	(3.21)	(1.57)	(1.93)	(2.33)
Total distributions	(2.32)	(3.23)	(1.61)	(1.97)	(2.44)
Net asset value, end of year	$12.33	$11.99	$13.94	$14.79	$13.89
Total Return	26.73%	14.40%	5.49%	24.21%	-3.20%
Supplemental data and Ratios
Net assets, end of year (in 000’s)	$77,839	$72,150	$116,867	$155,475	$191,583
Ratio of expenses to average net assets:
Before expense reimbursement/waiver	0.84%	0.80%	0.76%	0.76%	0.65%
After expense reimbursement/waiver	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets:
After expense reimbursement/waiver	(0.01)%	0.17%	0.12%	0.29%	0.36%
Portfolio Turnover(3)	53%	37%	53%	25%	27%(4)
(1)Per share amounts calculated using the average shares method.
(2)Amount is less than $0.01 per share.
(3)Portfolio turnover disclosed is for the Fund as a whole.
(4)Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

Jackson Square Large-Cap Growth Fund – Institutional Class

Per Share Data	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	For the Period Inception(1) Through October 31, 2016

Net asset value, beginning of period	$12.01	$13.95	$14.78	$13.89	$14.12

Investment Operations:
Net investment income (loss)(2)	-(3)	0.02	0.02	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	2.67	1.26	0.75	2.83	(0.22)
Total from investment operations	2.67	1.28	0.77	2.86	(0.23)

Less distributions from:
Net investment income	(0.03)	(0.01)	(0.03)	(0.04)	–
Net realized gains	(2.29)	(3.21)	(1.57)	(1.93)	–
Total distributions	(2.32)	(3.22)	(1.60)	(1.97)	–
Net asset value, end of period	$12.36	$12.01	$13.95	$14.78	$13.89

Total Return(4)	26.78%	14.44%	5.54%	24.08%	-1.63%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$3,356	$2,654	$1,783	$179	$49

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(5)	0.84%	0.81%	0.75%	0.82%	0.83%
After expense reimbursement/waiver(5)	0.64%	0.64%	0.64%	0.70%	0.74%

Ratio of net investment income (loss) to average net assets:
After expense reimbursement/waiver(5)	(0.01)%	0.17%	0.12%	0.23%	(0.60)%

Portfolio Turnover(4)(6)	53%	37%	53%	25%	27% (7)
(1)Inception date of the Institutional Class was September 19, 2016.
(2)Per share amounts calculated using the average shares method.
(3)Amount is less than $0.01 per share.
(4)Not annualized for periods less than one year.
(5)Annualized for periods less than one year.
(6)Portfolio turnover disclosed is for the Fund as a whole
(7)Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

Jackson Square Large-Cap Growth Fund – Investor Class

Per Share Data	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	For the Period Inception(1) Through October 31, 2016

Net asset value, beginning of period	$11.95	$13.91	$14.75	$13.89	$14.12

Investment Operations:
Net investment loss(2)	(0.03)	(0.01)(3)	(0.02)	—(4)	(0.01)
Net realized and unrealized gain (loss) on investments	2.66	1.26	0.75	2.82	(0.22)
Total from investment operations	2.63	1.25	0.73	2.82	(0.23)

Less distributions from:
Net investment income	(0.01)	—	—	(0.03)	—
Net realized gains	(2.29)	(3.21)	(1.57)	(1.93)	—
Total distributions	(2.30)	(3.21)	(1.57)	(1.96)	—
Net asset value, end of period	$12.28	$11.95	$13.91	$14.75	$13.89

Total Return(5)	26.49%	14.18%	5.25%	23.74%	-1.63%

Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$43	$42	$49	$52	$49

Ratio of expenses to average net assets:
Before expense reimbursement/waiver(6)	1.09%	1.06%	1.01%	1.08%	1.08%
After expense reimbursement/waiver(6)	0.89%	0.89%	0.89%	0.96%	0.99%

Ratio of net investment loss to average net assets:
After expense reimbursement/waiver(6)	(0.26)%	(0.08)%	(0.13)%	(0.03)%	(0.84)%

Portfolio Turnover(5)(7)	53%	37%	53%	25%	27% (8)
(1)Inception date of the Investor Class was September 19, 2016.
(2)Per share amounts calculated using the average shares method.
(3)Net realized and unrealized loss per share in this caption is a balancing amount necessary to reconcile the change in net asset per value per share for the year, and may not reconcile with the aggregate gain on the Statement of Operations due to share transactions for the year.
(4)Amount is less than $0.01 per share.
(5)Not annualized for periods less than one year.
(6)Annualized for periods less than one year.
(7)Portfolio turnover disclosed is for the Fund as a whole
(8)Excludes value of Fund securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

Delaware U.S. Growth Fund – Class A

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value, beginning of period	$22.15	$24.41	$26.37	$22.99	$26.84

Income (loss) from investment operations:
Net investment loss [1]	(0.10)	(0.06)	(0.08)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	5.49	2.25	1.29	5.10	(0.81)
Total from investment operations	5.39	2.19	1.21	5.03	(0.82)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.08)
Net realized gain	(2.45)	(4.45)	(3.17)	(1.65)	(2.95)
Total dividends and distributions	(2.45)	(4.45)	(3.17)	(1.65)	(3.03)
Net asset value, end of period	$25.09	$22.15	$24.41	$26.37	$22.99

Total return [2]	26.82%[3]	14.04%[3]	4.89%	23.66%	(3.48%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$137,135	$116,986	$122,621	$148,867	$200,191
Ratio of expenses to average net assets[4]	1.09%	1.11%	1.12%	1.06%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	1.14%	1.15%	1.12%	1.06%	1.05%
Ratio of net investment loss to average net assets	(0.42%)	(0.28%)	(0.31%)	(0.31%)	(0.06%)
Ratio of net investment loss to average net assets prior to fees waived	(0.47%)	(0.32%)	(0.31%)	(0.31%)	(0.06%)
Portfolio Turnover	54%	35%	39%	43%	22%
1The average shares outstanding method has been applied for per share information.
2Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
3Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4Expense ratios do not include expenses of the underlying funds in which the Fund invests.

Delaware U.S. Growth Fund – Class C

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value, beginning of period	$18.09	$20.97	$23.25	$20.60	$24.46

Income (loss) from investment operations:
Net investment loss[1]	(0.21)	(0.18)	(0.23)	(0.22)	(0.17)
Net realized and unrealized gain (loss)	4.35	1.75	1.12	4.52	(0.74)
Total from investment operations	4.14	1.57	0.89	4.30	(0.91)

Less dividends and distributions from:
Net realized gain	(2.45)	(4.45)	(3.17)	(1.65)	(2.95)
Total dividends and distributions	(2.45)	(4.45)	(3.17)	(1.65)	(2.95)
Net asset value, end of period	$19.78	$18.09	$20.97	$23.25	$20.60

Total return[2]	25.82%[3]	13.22%[3]	4.08%	22.80%	(4.24)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,396	$35,599	$45,629	$64,233	$80,537
Ratio of expenses to average net assets[4]	1.84%	1.86%	1.87%	1.81%	1.80%
Ratio of expenses to average net assets prior to fees waived[4]	1.89%	1.90%	1.87%	1.81%	1.80%
Ratio of net investment loss to average net assets	(1.17%)	(1.03%)	(1.06%)	(1.06%)	(1.81%)
Ratio of net investment loss to average net assets prior to fees waived	(1.22%)	(1.07%)	(1.06%)	(1.06%)	(0.81%)
Portfolio Turnover	54%	35%	39%	43%	22%
1The average shares outstanding method has been applied for per share information.
2Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
3Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4Expense ratios do not include expenses of the underlying funds in which the Fund invests.

Delaware U.S. Growth Fund – Class R

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value, beginning of period	$20.88	$23.34	$25.41	$22.26	$26.08

Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.11)	(0.13)	(0.13)	(0.07)
Net realized and unrealized gain (loss)	5.12	2.10	1.23	4.93	(0.79)
Total from investment operations	4.98	1.99	1.10	4.80	(0.86)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.01)
Net realized gain	(2.45)	(4.45)	(3.17)	(1.65)	(2.95)
Total dividends and distributions	(2.45)	(4.45)	(3.17)	(1.65)	(2.95)
Net asset value, end of period	$23.41	$20.88	$23.34	$25.41	$22.26

Total return[2]	26.45%[3]	13.78%[3]	4.62%	23.39%	(3.72%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,640	$9,382	$12,904	$17,200	$21,358
Ratio of expenses to average net assets[4]	1.34%	1.36%	1.37%	1.31%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.39%	1.40%	1.37%	1.31%	1.30%
Ratio of net investment loss to average net assets	(0.67%)	(0.53%)	(0.56%)	(0.56%)	(0.31%)
Ratio of net investment loss to average net assets prior to fees waived	(0.72%)	(0.57%)	(0.56%)	(0.56%)	(0.31%)
Portfolio Turnover	54%	35%	39%	43%	22%
1The average shares outstanding method has been applied for per share information.
2Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
3Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4Expense ratios do not include expenses of the underlying funds in which the Fund invests.

Delaware U.S. Growth Fund – Institutional Class

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016

Net asset value, beginning of period	$24.78	$26.66	$28.46	$24.66	$28.57

Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.01)	(0.01)	(0.02)	0.05
Net realized and unrealized gain (loss)	6.20	2.58	1.39	5.51	(0.87)
Total from investment operations	6.16	2.57	1.38	5.49	(0.82)

Less dividends and distributions from:
Net investment income	—	—	(0.01)	(0.04)	(0.14)
Net realized gain	(2.45)	(4.45)	(3.17)	(1.65)	(2.95)
Total dividends and distributions	(2.45)	(4.45)	(3.18)	(1.69)	(3.09)
Net asset value, end of period	$28.49	$24.78	$26.66	$28.46	$24.66

Total return[2]	27.10%[3]	14.33%[3]	5.15%	24.00%	(3.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,268,085	$2,231,134	$2,502,062	$2,780,191	$2,536,591
Ratio of expenses to average net assets(4)	0.84%	0.86%	0.87%	0.81%	0.80%
Ratio of expenses to average net assets prior to fees waived[4]	0.89%	0.90%	0.87%	0.81%	0.80%
Ratio of net investment income (loss) to average net assets	(0.17%)	(0.03%)	(0.06%)	(0.06%)	0.19%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.22%)	(0.07%)	(0.06%)	(0.06%)	0.19%
Portfolio Turnover	54%	35%	39%	43%	22%
1The average shares outstanding method has been applied for per share information.
2Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
3Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
4Expense ratios do not include expenses of the underlying funds in which the Fund invests.

Delaware U.S. Growth Fund –Class R6

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	May 2, 2016 to October 31, 2016[1]

Net asset value, beginning of period	$24.91	$26.72	$28.50	$24.68	$23.75

Income from investment operations:
Net investment income[2]	0.01	0.05	0.05	0.02	0.04
Net realized and unrealized gain	6.25	2.59	1.38	5.52	0.89
Total from investment operations	6.26	2.64	1.43	5.54	0.93

Less dividends and distributions from:
Net investment income	—	—	(0.04)	(0.07)	—
Net realized gain	(2.45)	(4.45)	(3.17)	(1.650)	—
Total dividends and distributions	(2.45)	(4.45)	(3.21)	(1.72)	—
Net asset value, end of period	$28.72	$24.91	$26.72	$28.50	$24.68

Total return[3]	27.39%[4]	14.60%[4]	5.36%	24.19%	3.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,539	$3,408	$2,376	$2,053	$2
Ratio of expenses to average net assets[5]	0.62%	0.63%	0.65%	0.67%	0.66%
Ratio of expenses to average net assets prior to fees waived[5]	0.65%	0.67%	0.65%	0.67%	0.66%
Ratio of net investment income to average net assets	0.05%	0.20%	0.16%	0.08%	0.34%
Ratio of net investment income to average net assets prior to fees waived	0.02%	0.16%	0.16%	0.08%	0.34%
Portfolio Turnover	54%	35%	39%	43%	22%[6]
1Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2The average shares outstanding method has been applied for per share information.
3Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
4Total return during the period shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
5Expense ratios do not include expenses of the underlying funds in which the Fund invests.
6Portfolio turnover is representative of the Fund for the entire year ended October 31, 2016.

STATEMENT OF ADDITIONAL INFORMATION
TO THE
REGISTRATION STATEMENT ON FORM N-14 FILED BY:

Managed Portfolio Series
on behalf of its series
Jackson Square Large-Cap Growth Fund

615 East Michigan Street
Milwaukee, Wisconsin 53202
(414) 287-3700

Relating to the March 23, 2021 Special Meeting of Shareholders of:
Delaware U.S. Growth Fund
a series of Delaware Group Adviser Funds

February 9, 2021

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated February 9, 2021, relating specifically to the Special Meeting of Shareholders of the Delaware U.S. Growth Fund to be held on March 23, 2021 (the “Proxy Statement/Prospectus”). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling the Fund at 800 523-1918.

1

TABLE OF CONTENTS

PAGE
GENERAL INFORMATION	3
INCORPORATION OF DOCUMENTS BY REFERENCE
INTO THE STATEMENT OF ADDITIONAL INFORMATION	3
PRO FORMA FINANCIAL INFORMATION	3

2

GENERAL INFORMATION

This Statement of Additional Information relates to: (a) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for (i) shares of the Acquiring Fund with an aggregate net asset value per class equal to the aggregate net asset value of the corresponding class of shares of the Target Fund, and (ii) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; followed by (b) the liquidating distribution by the Target Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings shares of the corresponding class of the Target Fund (the “Reorganization”). Target Fund shareholders will receive shares of the Acquiring Fund as set forth in the table below:

Target Fund Class	Corresponding Acquiring Fund Class
Class A Class C Class R	Investor Class
Institutional Class	Institutional Class
Class R6	IS Class

Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this Statement of Additional Information.

INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION

The Acquiring Fund is a series of Managed Portfolio Series (the “Acquiring Trust”). The Target Fund is a series of Delaware Group Adviser Funds (the “Target Trust”). This Statement of Additional Information incorporates by reference the following documents, which have been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this Statement of Additional Information:

•Statement of Additional Information dated February 28, 2020 for the Target Fund (the “Target Fund SAI”) (File No. 811-07972)

•Statement of Additional Information dated February 28, 2020 for the Acquiring Fund (“Acquiring Fund SAI”) (File No. 811-22525)

•The audited financial statements and related report of the independent public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (“Target Fund Annual Report”). Only the audited financial statements and related report of the independent registered public accounting firm included in the Target Fund Annual Report are incorporated herein by reference and no other parts of the Target Fund Annual Report are incorporated by reference.

•The audited financial statements and related report of the independent public accounting firm included in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (“Acquiring Fund Annual Report”). Only the audited financial statements and related report of the independent registered public accounting firm included in the Acquiring
3

Fund Annual Report are incorporated herein by reference and no other parts of the Acquiring Fund Annual Report are incorporated by reference.

PRO FORMA FINANCIAL INFORMATION

Under the Reorganization Agreement, the Target Fund is proposed to be reorganized into the Acquiring Fund.

The unaudited pro forma financial statements set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated.  These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund for the twelve-month period ended October 31, 2020.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in their respective annual and semi-annual shareholder reports.

Schedule of Investments
October 31, 2020

	Jackson Square Large Cap Growth Fund			Delaware U.S. Growth Fund
	(Acquiring Fund)			(Target Fund)			Pro Forma

	Shares	Value	%	Shares	Value	%	Shares	Value	%
Common Stocks			99.4%			99.7%			99.7%
Communication Services			14.9%			15.0%			15.0%
Alphabet - Class A*	1,669	$2,697,287		50,494	$81,603,858		52,163	$84,301,145
Charter Communications - Class A*	6,357	3,838,484		191,660	115,728,141		198,017	119,566,625
Match Group*	26,637	3,110,669		803,093	93,785,201		829,730	96,895,870
Netflix*	5,205	2,476,227		156,927	74,656,451		162,132	77,132,678
		12,122,667			365,773,651			377,896,318
Consumer Discretionary			12.5%			12.6%			12.6%
Amazon.com*	1,730	5,252,540		52,168	158,389,873		53,898	163,642,413
NIKE - Class B	24,455	2,936,556		737,296	88,534,504		761,751	91,471,060
Starbucks	22,823	1,984,688		688,094	59,836,654		710,917	61,821,342
		10,173,784			306,761,031			316,934,815
Financials			2.9%			2.9%			2.9%
KKR & Co. - Class A	68,944	2,354,438		2,085,547	71,221,430		2,154,491	73,575,868

Health Care			11.8%			11.8%			11.8%
Edwards Lifesciences*	38,123	2,733,038		1,153,142	82,668,750		1,191,265	85,401,788
Illumina*	6,641	1,943,821		200,198	58,597,955		206,839	60,541,776
Intuitive Surgical*	3,808	2,540,240		114,800	76,580,784		118,608	79,121,024
IQVIA Holdings*	15,382	2,368,674		465,257	71,644,925		480,639	74,013,599
		9,585,773			289,492,414			299,078,187
Industrials			7.7%			7.7%			7.7%
Uber Technologies*	108,787	3,634,573		3,279,913	109,581,893		3,388,700	113,216,466
4

Waste Management	23,914	2,580,560		721,002	77,803,326		744,916	80,383,886
		6,215,133			187,385,219			193,600,352
Information Technology#			46.6%			46.7%			46.7%
Adobe*	4,089	1,828,192		123,296	55,125,642		127,385	56,953,834
Autodesk*	11,313	2,664,664		341,090	80,340,338		352,403	83,005,002
Coupa Software*	8,744	2,340,769		263,630	70,573,751		272,374	72,914,520
Mastercard - Class A	11,645	3,361,213		351,092	101,339,195		362,737	104,700,408
Microsoft	34,653	7,016,193		1,044,777	211,535,999		1,079,430	218,552,192
Paycom Software*	8,510	3,098,406		256,575	93,416,392		265,085	96,514,798
PayPal Holdings*	18,779	3,495,335		566,160	105,379,361		584,939	108,874,696
ServiceNow*	7,915	3,938,266		238,618	118,729,158		246,533	122,667,424
Twilio - Class A*	14,742	4,112,576		444,466	123,992,680		459,208	128,105,256
Visa - Class A	24,588	4,467,885		741,325	134,706,166		765,913	139,174,051
Wix.com*	6,296	1,557,127		189,816	46,945,293		196,112	48,502,420
		37,880,626			1,142,083,975			1,179,964,601
Materials			3.0%			3.0%			3.0%
Ball	27,307	2,430,323		826,050	73,518,450		853,357	75,948,773

Total Common Stocks		80,762,744			2,436,236,170			2,516,998,914

Short-Term Investments			0.7%			0.4%			0.4%
U.S. Bank Money Market Deposit Account, 0.02^	525,096	525,096					525,096	525,096
BlackRock FedFund - Institutional Shares, 0.00^				2,249,241	2,249,241		2,249,241	2,249,241
Fidelity Government Portfolio - Class I, 0.01^				2,249,241	2,249,241		2,249,241	2,249,241
GS Financial Square Government Fund - Institutional Shares, 0.00^				2,249,241	2,249,241		2,249,241	2,249,241
Morgan Stanley Government Portfolio - Institutional Share Class, 0.13^		525,096		2,249,242	2,249,242		2,249,242	2,249,242
					8,996,965			9,522,061
	(cost $525,096)			(cost $8,996,965)			(cost $9,522,061)
Total Investments		81,287,840	100.1%		2,445,233,135	100.1%		2,526,520,975	100.1%
	(cost $57,320,459)			(cost $1,658,584,795)			(cost $1,715,905,254)
Other Assets and Liabilities, Net		$(49,355)	-0.1%		$(1,438,509)	-0.1%		$(1,487,864)	-0.1%
Total Net Assets		$81,238,485	100.0%		$2,443,794,626	100.0%		$2,525,033,111	100.0%

*	Non-income producing security.
^	Rate indicated is the seven-day effective yield as of October 31, 2020.
#	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

5

Pro Forma
Statements of Assets & Liabilities
October 31, 2020 (Unaudited)

	Jackson Square Large Cap Growth Fund (Acquiring Fund)	Delaware U.S. Growth Fund (Target Fund)	Pro Forma Adjustments	Pro Forma
Assets:
Investments, at value*	$ 81,287,840	$ 2,445,233,135	$ -	$ 2,526,520,975
Dividends & interest receivable	4,845	141,461	-	146,306
Foreign tax reclaims receivable	-	319,313	-	319,313
Receivable for capital shares sold	-	4,850,318	-	4,850,318
Prepaid expenses	24,632	-	-	24,632
Total assets	81,317,317	2,450,544,227	-	2,531,861,544

Liabilities:
Payable for capital shares redeemed	-	4,691,776	-	4,691,776
Payable to Adviser	28,524	1,322,731	-	1,351,255
Payable for fund administration & accounting fees	12,084	7,839	-	19,923
Payable for compliance fees	470	-	-	470
Payable for legal fees	-	2,687	(2,687)	-
Payable for custody fees	2,300	-	-	2,300
Payable for transfer agent fees & expenses	9,919	449,688	-	459,607
Payable for audit fees	17,501	-		17,501
Payable to trustees	612	9,872	-	10,484
Payable for shareholder reports and printing	-	2,479	(2,479)	-
Accrued other expenses	7,180	203,215	5,166	215,561
Accrued distribution fees	242	59,314	-	59,556
Total liabilities	78,832	6,749,601	-	6,828,433

Net Assets	$ 81,238,485	$ 2,443,794,626	$ -	$ 2,525,033,111

Net Assets Consist of:
Paid-in Capital	$ 52,725,078	$ 1,392,576,570	$ -	$ 1,445,301,648
Total Distributable Earnings	28,513,407	1,051,218,056	-	1,079,731,463
Net Assets	$ 81,238,485	$ 2,443,794,626	$ -	$ 2,525,033,111

* Investments, at cost	$ 57,320,459	$ 1,658,584,795	$ -	$ 1,715,905,254

Class A Class
Net Assets	-	$ 137,134,675	$(137,134,675)	$ -
6

Shares issued and outstanding (1)	-	5,465,081	(5,465,081)	-
Net asset value per share	-	$ 25.09		$ -
Offering price per share, equal to net asset value / (1 - 5.75% sales charge)	-	$ 26.62		$ -

C Class
Net Assets	-	$ 28,395,681	$ (28,395,681)	$ -
Shares issued and outstanding (1)	-	1,435,302	(1,435,302)	-
Net asset value per share	-	$ 19.78		$ -

Class R
Net Assets	-	$ 5,640,075	$ (5,640,075)	$ -
Shares issued and outstanding (1)	-	240,911	(240,911)	-
Net asset value per share	-	$ 23.41		$ -

Investor Class
Net Assets	$ 43,472	-	$ 171,170,431	$ 171,213,903
Shares issued and outstanding (1)	3,541	-	6,819,663	6,823,204
Net asset value per share	$ 12.28	-		$ 25.09

Institutional Class
Net Assets	$ 3,355,521	$ 2,268,085,092	$ -	$ 2,271,440,613
Shares issued and outstanding (1)	271,417	79,603,418	(153,648)	79,721,187
Net asset value per share	$ 12.36	$ 28.49		$ 28.49

Class R6
Net Assets	-	$ 4,539,103	$ (4,539,103)	$ -
Shares issued and outstanding (1)	-	158,039	(158,039)	-
Net asset value per share	-	$ 28.72		$ -

IS Class
Net Assets	$ 77,839,492	-	$ 4,539,103	$ 82,378,595
Shares issued and outstanding (1)	6,312,143	-	(3,443,948)	2,868,195
Net asset value per share	$ 12.33	-		$ 28.72

(1) Unlimited shares authorized.

7

Pro Forma
Statements of Operations
For the Year Ended October 31, 2020 (Unaudited)

	Jackson Square Large Cap Growth Fund (Acquiring Fund)	Delaware U.S. Growth Fund (Target Fund)	Pro Forma Adjustments	Pro Forma

Investment Income:
Dividends	$ 489,313	$ 15,859,500	$ -	$ 16,348,813
Interest income	3,555	-	-	3,555
Total investment income	492,868	15,859,500	-	16,352,368

Expenses:
Advisory fees (See Note 5)	430,499	13,831,730	(743,226)	13,519,003
Fund administration & accounting fees (See Note 5)	67,895	430,712	371,000	869,607
Transfer agent fees & expenses (See Note 5)	58,608	6,038,536	(5,963,000)	134,144
Registration fees	43,479	77,577	(59,000)	62,056
Audit & tax fees	17,499	35,877	(36,000)	17,376
Trustee fees	12,967	135,867	(131,000)	17,834
Custody fees (See Note 5)	12,457	68,785	128,000	209,242
Other	8,770	69,297	(60,000)	18,067
Legal fees	6,133	126,902	(126,000)	7,035
Compliance fees (See Note 5)	2,762	-	30,000	32,762
Postage & Printing fees	371	342,195	(269,000)	73,566
Distribution and/or shareholder servicing fees:
Class A	-	307,185	(307,185)	-
Class C	-	317,930	(317,930)	-
Class R	-	35,591	(35,591)	-
Institutional Class	-	-	2,216,838	2,216,838
Investor Class	99	-	566,579	566,678
Total expenses before waiver	661,539	21,818,184	(4,735,515)	17,744,208
Less: expenses paid indirectly	-	(4,849)	4,849	-
Less: expense waiver by Adviser	(160,496)	(1,175,667)	1,336,163	-
Net expenses	501,043	20,637,668	(3,394,503)	17,744,208
Net Investment Income (Loss)	(8,175)	(4,778,168)	3,394,503	(1,391,840)

Realized and Unrealized Gain on Investments
Net realized gain on investments	5,782,617	284,874,274	-	290,656,891
Net change in unrealized appreciation of investments	13,344,919	300,692,536	-	314,037,455
8

Net Realized and Unrealized Gain on Investments	19,127,536	585,566,810	-	604,694,346

Net Increase in Net Assets Resulting from Operations	$ 19,119,361	$ 580,788,642	$ 3,394,503	$ 603,302,506

9

Notes to Pro Forma Financial Statements (Unaudited)

1.	Description of the Funds
The Jackson Square Large Cap Growth Fund (the “Acquiring Fund”) is a series of Managed Portfolio Series (“MPS”), a Delaware statutory trust. MPS is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Acquiring Fund is a non-diversified fund. The Delaware U.S. Growth Fund (the “Target Fund” and together with the Acquiring Fund, the “Fund”) is a series of Delaware Group Adviser Funds (“Delaware Trust”), a Delaware statutory trust. The Delaware Trust is registered under the 1940 Act, as an open-end, management investment company. The Target Fund is a diversified fund.
The Acquiring Fund offers three classes of shares: Institutional Class, Investor Class and IS Class. The Target Fund offers five classes of shares: Class A, Class C, Class R, Institutional Class and Class R6.

2.	Basis of Combination
The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) as if such acquisition had taken place on the first business day of the year ended October 31, 2020.
Under the terms of the Plan of Reorganization, the combination of the Acquiring Fund and the Target Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value (“NAV”). The Statement of Assets and Liabilities and the related Statement of Operations of the Target Fund and the Acquiring Fund have been combined as of and for the year ended October 31, 2020. Following the Reorganization, the Target Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States (“GAAP”), the historical cost of investment securities will be carried forward to the surviving fund, and the result of operations for pre-combination periods of the Acquiring Fund will not be restated.
The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Funds included in their annual reports dated October 31, 2020.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 4.

Federal Income Taxes - The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended October 31, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended October 31, 2020, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended October 31, 2020, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended October 31, 2017.
10

Security Transactions, Investment Income and Distributions - The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.
The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.
Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.10% of Institutional Class and Investor Class shares and 12b-1 fees are expensed at annual rate of 0.25% of average daily net assets of Investor Class shares.
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

11

Common stock – Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.
Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. The MPS Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The MPS Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of October 31, 2020:

Target Fund	Level 1	Level 2	Level 3	Total
Common stock	$ 2,436,236,170	$ -	$ -	$ 2,436,236,170
Short-term investment	8,996,965	-	-	8,996,965,
Total investments in securities	$ 2,445,233,135	$ -	$ -	$ 2,445,233,135

Acquiring Fund	Level 1	Level 2	Level 3	Total
Common stock	$ 80,762,744	$ -	$ -	$ 80,762,744
Short-term investment	525,096	-	-	525,096
Total investments in securities	$ 81,287,840	$ -	$ -	$ 81,287,840

Refer to the Fund’s Schedule of Investments for additional industry information.

5.	Investment Advisory Fee and Other Transactions with Affiliates

MPS has an agreement with Jackson Square Partners, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between MPS and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.55% of the Fund's average daily net assets up to $2.5 billion, 0.525% on average daily net assets of more than $2.5 billion but less than $5 billion, and 0.50% on average daily net assets of $5 billion or more.

12

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for their expenses to ensure that total annual operating expenses (excluding Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed 0.64% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the MPS Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of MPS, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Fund’s shares. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar, the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.

6.	Pro Forma Adjustments and Pro Forma Combined Columns
The unaudited pro forma adjustments and unaudited pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Reorganization of the Target Fund into the Acquiring Fund had occurred on November 1, 2019. The unaudited pro forma Statement of Assets and Liabilities and Schedules of Investments give effect to the proposed transfer of such assets as if the Reorganization had occurred October 31, 2020. The unaudited pro forma combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated on and for the year ended October 31, 2020. These pro forma numbers have been estimated in good faith based on information regarding the Fund for the year ended October 31, 2020.

7.	Capital Shares
The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at October 31, 2020, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the NAV of shares of the Target Fund, as of October 31, 2020, divided by the NAV per share of the shares of the Acquiring Fund as of October 31, 2020. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at October 31, 2020:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional Class	271,417	183,457,905	183,729,322
Investor Class	3,541	13,942,641	13,946,182
IS Class	6,312,143	368,084	6,680,227

9.	Costs of Reorganization
None of the direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred by the Fund in connection with the consummation of the transactions contemplated by this Reorganization will be borne by the Fund, but rather by the Adviser and Delaware Management Company, current investment adviser of the Target Fund.
13